                                                                   Exhibit 10.20

                     AMENDED AND RESTATED SECURITY AGREEMENT

      THIS AMENDED AND RESTATED SECURITY AGREEMENT is made and entered into as of the 30th day of July, 1999, by and between AMITEK CORPORATION, a Delaware corporation ("Debtor"), and NATIONAL BANK OF CANADA, a Canadian Chartered Bank ("Secured Party").

                                   WITNESSETH:

      WHEREAS, Secured Party has previously extended financing to M&K TECHNOLOGY, INC., a Florida corporation ("M&K"), and AMITEK CORPORATION, a Florida corporation ("Amitek Florida", Amitek Florida and M&K collectively, "Original Debtor"), as most recently evidenced by that certain Consolidation Master Revolving Promissory Note in the principal amount of Fourteen Million and 00/100 Dollars ($14,000,000.00) executed by Original Debtor in favor of Secured Party dated as of February 8, 1999, and that certain CAPEX Line/Term Promissory
Note in the original principal amount of One Million Six Hundred Seventy-Five Thousand and 00/100 Dollars ($1,675,000.00) executed by Original Debtor in favor of Secured Party dated as of June 4, 1998 (collectively, the "Original Notes"), the indebtedness evidenced by the Original Notes having been assumed by Debtor, pursuant to that certain Assumption and Modification Master Revolving Promissory
Note in the principal amount of Fourteen Million and 00/100 Dollars ($14,000,000.00) executed by Debtor in favor of Secured Party dated of even date herewith and that certain Assumption and Modification CAPEX Line/Term Promissory
Note in the principal amount of Five Hundred Seventy-Six Thousand Three Hundred Six and 54/100 Dollars ($576,306.54) executed by Debtor in favor of Secured Party dated of even date herewith (collectively, as amended, extended or renewed from time to time, the "Note" or the "Notes"); and

      WHEREAS, in connection with the original indebtedness described above, the Original Debtors and Secured Party entered into that certain Loan Agreement dated as of June 4, 1998, as amended by First Amendment to Loan Agreement dated as of September 23, 1998, as further amended by Second Amendment to Loan Agreement dated as of February 8, 1999 (collectively, the "Original Loan Agreement"), which Original Loan Agreement has been assumed by Debtor and amended and restated pursuant to that certain Amended and Restated Loan Agreement of even date herewith executed by Debtor and Secured Party (as amended from time to time, the "Loan Agreement"); and

      WHEREAS, as security for the indebtedness evidenced by the Original Notes and the Original Loan Agreement, Original Debtor did executed that certain Security Agreement in favor of Secured Party dated as of June 4, 1998, as amended and reaffirmed by that certain Reaffirmation of Security Agreement and Other Documents dated as of September 23, 1998, as further amended and reaffirmed by that certain Reaffirmation of Security Agreement and Other Documents dated as of February 8, 1999 (collectively, the "Original Security Agreement"), whereby and whereunder, the Original Debtors granted a security interest in Original Debtors' assets in favor of Secured Party as security for the repayment of all debts and obligations of the Original Debtors to Secured Party; and

      WHEREAS, Debtor has become the owner of all of the assets of Amitek Florida, by virtue of Amitek Florida being merged into CENTURY ELECTRONICS MANUFACTURING, INC., a Delaware corporation ("Century"), with Century being the surviving corporation and Century immediately after closing of the above described merger having conveyed all of the assets of Amitek Florida to the Debtor, together with Debtor having assumed all liabilities of Amitek (it being acknowledged that Debtor is a wholly owned subsidiary corporation of Century); and

      WHEREAS, Secured Party has required and Debtor has agreed to grant, and to continue to grant, as applicable, a security interest in all of Debtor's assets (certain of said assets being formerly owned by Amitek Florida, such that all assets formerly owned by Amitek Florida are now owned by Debtor), in favor of Secured Party as security for the repayment of all debts and obligations of Debtor to Secured Party, including, without limitation, all debts and obligations due and owing under the Notes and the Loan Agreement; and

      WHEREAS, it is acknowledged that it is a condition precedent to Secured Party allowing the assumption of the indebtedness evidenced by the Original Notes by Debtor and the making of advances by Secured Party under the Notes and the Loan Agreement, that Debtor shall have granted or continued to grant, as applicable, a security interest in certain assets of Debtor in favor of Secured Party as hereinafter provided.

      NOW, THEREFORE, in consideration of the premises, and in order to induce Secured Party to allow the assumption of the above described indebtedness by Debtor, and, to make advances under the Notes and the Loan Agreement, Debtor hereby agrees as follows:

      1. Creation and Grant of Securities. Debtor hereby grants, assigns and pledges, in favor of Secured Party, a security interest in all of the property described and listed below and in all parts, accessories, attachments, additions, replacements, accessions, substitutions, increases, profits, income, distributions, proceeds and products thereof in any form (including, without limitation, insurance proceeds) together with all records relating thereto (the "Collateral"):

      A. All accounts, accounts receivable, patents, trademarks, tradenames, licenses, franchises, general intangibles, contract rights and other obligations of any kind, whether now owned or hereafter acquired by Debtor and all proceeds of the foregoing and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper instruments, general intangibles or obligations (any and all such accounts, contract rights, chattel paper instruments, general intangibles and obligations being the "Receivables"; and any and all such leases, security agreements and other contracts being the "Related Contracts"); all of Debtor's right, title and interest in, to and in respect of all goods relating to, or which by sale have resulted in Receivables, including without limitation, all goods described in invoices, documents, contracts or instruments, with respect to, or otherwise representing or evidencing any Receivables or other collateral, including, without limitation, all returned, reclaimed or repossessed goods, all deposit accounts, all books, records, ledger cards, computer programs and other property and general intangibles evidencing or relating to the

Receivables, and any other collateral, together with the file cabinets or containers in which the foregoing are stored, and all other general intangibles of every kind and description, and all proceeds, profits, deposits, products and accessions of and to all of the foregoing.

      B. All of Debtor's right, title and interest as Lessee in and to all leases and rental arrangements of any property leased by Debtor, or any part thereof, heretofore made and entered into and in and to all leases and rental arrangements hereafter made and entered into by or on behalf of Debtor together with any and all guarantees of such leases or rental arrangements, and all present and future security deposits and advance rentals.

      C. All equipment (as such term is defined in the Uniform Commercial Code, as in effect from time to time in the State of Florida), machinery, furniture, fixtures, computer hardware and software, hand and power tools, trucks, trailers, forklifts, automobiles and other motor vehicles, and heavy equipment in all of its forms, wherever located, now or hereafter acquired or existing, and all parts thereof and all accessions thereto (any and all such machinery, equipment, fixtures, parts and accessions being the "Equipment"). The Equipment includes, without limitation, all of the items set forth on Exhibit "A" attached hereto and made a part hereof.

      D. All inventory in all of its forms, wherever located, now or hereafter existing, including, without limitation, raw materials, work in process, parts, components, assemblies, supplies and materials used or consumed in Debtor's business, finished goods and all other inventory of whatsoever kind or nature, wherever located, whether now owned or hereafter existing or acquired by Debtor, including, without limitation, all wrapping, packaging, advertising, shipping materials and all other goods consumed in Debtor's business, all labels and other devices, names or marks affixed or to be affixed thereto for purposes of selling or identifying the same or the seller or manufacturer thereof, and all of Debtor's right, title and interest therein and thereto; all books, records, documents, other property and general intangibles at any time relating to the inventory; all goods, wares and merchandise finished or unfinished, held for sale or lease or furnished or to be furnished under contracts of sale or service; all goods returned to or repossessed by Debtor; and all accessions thereto and products thereof (any and all such inventory, accessions and products being the "Inventory").

      E. All fixtures, furniture, instruments, equipment, vehicles and any and all other personal property now owned or hereafter acquired by Debtor.

      F. All of Debtor's deposit accounts, certificates of deposit, investment accounts, money market funds, mutual funds, and cash and currency authorized as legal tender in the United States of America, Canada and/or any other country.

      G. All issues, deposits, products, rents, profits and proceeds derived of and from any and all of the foregoing collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof) or any indemnity, warranty or guaranty, chose in action or judgment payable by reason of loss or damage to or otherwise with respect to any of the foregoing collateral.

      The Collateral also includes other assets of the same or similar class or classes hereafter owned or acquired by Debtor, and Secured Party shall have a security interest in all such after acquired assets and all parts, accessories, attachments, additions, replacements, accessions, substitutions, increases, profits, income, distributions, proceeds and products thereof in any form.

      All of the above being located at the offices of the Debtor at 1701 Clint Moore Road, Boca Raton, Florida 33487 and/or any such other place or places as the above and foregoing Collateral may be located from time to time.

      2. Security for Obligations. This Security Agreement secures the payment of any and all indebtedness, obligations and liabilities of any kind whatsoever of Debtor to Secured Party, and also to others to the extent of their participations granted to or interests therein created or acquired for it by Secured Party, now or hereafter existing, of every kind and description, whether matured or unmatured, direct or contingent, including obligations in respect to future advances, whether or not there shall have been made the initial advance under the Note and Loan Agreement, and whether for principal, interest, fees, expenses or otherwise, including, without limitation, all obligations of Debtor now or hereafter existing: (a) under the Note and the Loan Agreement; (b) under this Security Agreement; and (c) under existing or future promissory notes of Debtor (all such obligations of Debtor being hereinafter referred to as the "Obligations").

      3. Debtor to Remain Liable. Anything herein to the contrary notwithstanding: (a) Debtor shall remain liable under the contracts, leases, policies and agreements included in the Collateral to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed; (b) the exercise by Secured Party of any of the rights hereunder shall not release Debtor from any of its duties or obligations under contracts, leases, policies and agreements included in the Collateral; and (c) Secured Party shall not have any obligation or liability under the contracts, leases, policies and agreements included in the Collateral by reason of this Security Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Debtor thereunder, or to take any action to collect or enforce any claim for payment assigned hereunder.

      4. Debtor's Covenants, Warranties and Representations. Debtor covenants, warrants and represents the following:

      (a) Except for the security interest granted hereby and except as set forth on Exhibit "B" attached hereto and made a part hereof, Debtor is the sole owner of the Collateral, which Collateral is free of any liens, security interests or encumbrances, and Debtor will defend the Collateral against all claims or demands of any person at any time claiming the same or any interest therein.

      (b) Each account constituting the Receivables is genuine and enforceable in accordance with its terms against the party obligated to pay the same (each an "Account Debtor").

      (c) The amount represented by Debtor to Secured Party as owing by each Account Debtor is the correct amount actually and unconditionally owing by such Account Debtor, except for normal cash discounts where applicable.

      (d) To the best of Debtor's knowledge, no Account Debtor has any defense, set-off, claim or counterclaim against Debtor which can be asserted against Secured Party whether in any proceeding to enforce the Receivables or otherwise.

      (e) Debtor will notify Secured Party immediately of any default by any Account Debtor in payment or other performance of its obligations with respect to any Receivables.

      (f) Debtor, without Secured Party's prior written consent, will not make or agree to make any alteration, modification or cancellation of or substitution for or credits, adjustments or allowances on any of the Receivables.

      (g) Except as set forth on Exhibit "B", none of the Collateral shall be subject to a security interest other than in favor of Secured Party.

      (h) All books and records pertaining to the Collateral and portions of the Collateral shall be kept at the chief place of business of Debtor, which is located at 1701 Clint Moore Road, Boca Raton, Florida 33487. Debtor shall not remove said books and records and other information related to the Collateral or any portion of the Collateral located at said location without the prior written consent of Secured Party. The Collateral will not be wasted, misused or abused or deteriorated, except to the extent of ordinary wear and tear, and will not be used in violation of any law, ordinance or regulation of any governmental authority.

      (i) This Security Agreement creates a valid and perfected first priority security interest in the Collateral, or Debtor's interest in the Collateral, securing the payment of the Obligations. Debtor has executed and/or shall execute such financing statements and/or amendments as may be required by Secured Party to ensure that all filings and other actions necessary or desirable to perfect such security interest have been duly taken.

      (j) Debtor shall keep all personal property, Equipment and Inventory (other than Inventory solely consumed in the ordinary course of business) at Debtor's prime business locations or at such other place as Debtor shall have previously notified Secured Party, or upon thirty (30) days prior written notice to Secured Party, at such other place or places as shall have been consented to in writing by Secured Party (in Secured Party's sole discretion) within said thirty (30) day time period.

      (k) Debtor shall cause the Equipment and all other personal property to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with manufacturers' manuals and shall forthwith, or, in the case of any loss or damage to any of the personal property or Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements or other improvements in connection therewith which are necessary or desirable to such end. Debtor shall promptly furnish to Secured Party a statement respecting any loss or damage to any of the Equipment or personal property.

      (l) Debtor shall pay promptly, when due, all property and any taxes, assessment and governmental charges or levies imposed upon and all claims (including, claims for labor, materials and supplies) against the Equipment, personal property and Inventory, except to the extent the validity thereof is being contested in good faith.

      (m) No authorization, approval or other action by, and no notice to or filing with any governmental authority or regulatory body, or any other party is required: (i) for the grant by Debtor of the security interest granted hereby, or for the execution, delivery or performance of this Security Agreement by Debtor; or (ii) for the perfection of or the exercise by Secured Party of its rights and remedies hereunder, except for the filing of financing statements and/or amendment statements with the appropriate public authorities.

      (n) The Collateral which needs to be insured shall be insured with such carriers and in such amounts and against such risks as shall be reasonably satisfactory to Secured Party, with policies payable to Secured Party as loss-payee. All policies of insurance shall provide for thirty (30) days written notice of cancellation to Secured Party, and Secured Party shall be furnished with the original policies or duplicates thereof. The insurance provisions are further set forth in Paragraph 6 herein.

      (o) Debtor will pay when due all taxes and assessments upon the Collateral or its operation or use.

      (p) At its option, and without any obligation to do so, Secured Party may discharge or pay any taxes, liens, security interests or other encumbrances at any time levied or placed on or against the Collateral or Debtor, and may pay for insurance on the Collateral and may pay for the Collateral's maintenance and preservation. Debtor agrees to reimburse Secured Party on demand for any such payment made or expense incurred pursuant to the foregoing authorizations, or, at Secured Party's option, any payment made by Secured Party may be added to the balance of the Obligations then owing.

      (q) The Collateral will not, without the prior written consent of Secured Party, be sold, transferred, disposed of, or substantially modified, except in the usual and ordinary course of business.

      (r) Debtor will immediately notify Secured Party if its Receivables or Related Contracts arise out of contracts with the United States Government or any department, agency or instrumentality thereof, and will execute any instruments and take any steps required by Secured Party in order that all monies due and to become due under any such Receivables and Related Contracts shall be assigned to Secured Party and notice thereof given to the United States Government under the Federal Assignment of Claims Act.

      (s) Debtor will not remove the Collateral from the State of Florida, nor change the location of its chief executive office(s), without the prior written consent of Secured Party.

      (t) The Debtor shall comply with all terms and provisions of the franchises, licenses and all other written agreements which constitute a part of the Collateral, and, shall fully and timely perform all material obligations to be complied with by the Debtor in connection with the same, such that all franchises, licenses and agreements are maintained in good standing and in full force and effect.

      (u) Debtor hereby authorizes Secured Party to file such financing statements, amendment statements or continuation statements relating to the Collateral, without Debtor's signature thereon, as Secured Party may deem appropriate. Debtor shall also execute from time to time, alone or with Secured Party, any financing statements or other documents, and do such other act or acts considered by Secured Party to be necessary or desirable to perfect or protect the security interest hereby created, and shall pay all costs and expenses (including, without limitation, reasonable fees and expenses of counsel and filing fees) related to the preparation and filing of any financing statements, continuation statements, or other documents related to the perfection or protection of the security interest hereby created.

      (v) Debtor shall at all times comply with all terms and provisions of the Loan Agreement.

      5. Further Assurances. Debtor shall from time to time, at Debtor's expense, promptly execute and deliver all further instruments and documents, and take all further actions, that may be necessary or that Secured Party may request in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. Without limiting the generality of the foregoing, Debtor shall: (a) mark conspicuously each chattel paper included in the Receivables and each Related Contract and, at the request of Secured Party, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to Secured Party, indicating that such chattel paper, Related Contract or Collateral is subject to the security interest granted hereby; (b) if any Receivable shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to Secured Party such note, instrument or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party; (c) hold and preserve the books and records pertaining to the Collateral as set forth in Paragraph 4(h) above, preserve any chattel papers related to the Receivables, and permit representatives of Secured Party at any time during normal business hours to inspect and make abstracts from such books, records and chattel papers; and (d) furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail. All costs and expenses associated with any of the above set forth actions (including, without limitation, reasonable fees and expenses of counsel and filing fees) shall be the sole responsibility of Debtor.

      6. Insurance. Debtor shall maintain liability insurance, worker's compensation insurance, business interruption insurance and hazard insurance (with fire, extended coverage, vandalism and mischief protection) in accordance with the following provisions:

      (a) Debtor shall, at its own expense, maintain insurance with respect to the Equipment and Inventory and all other personal property in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to Secured Party. Debtor shall additionally, at its own expense, maintain business interruption insurance in such amounts as shall be required by Secured Party. Each policy for liability insurance shall provide for all losses to be paid on behalf of Secured Party and Debtor as its interests may appear. Each policy for property damage insurance and business interruption insurance shall provide for all losses to be paid directly to Secured Party upon the request of Secured Party. Each such policy shall in addition (i) name Secured Party as an insured and as loss payee thereunder (without any representation or warranty by or obligation upon Secured Party), (ii) contain an agreement by the insurer that any loss thereunder shall be payable to Secured Party notwithstanding any action, inaction or breach of representation or warranty by Debtor, (iii) provide that there shall be no recourse against Secured Party for payment of premiums or other amounts with respect thereto, (iv) provide that at least thirty (30) days prior written notice of cancellation or of lapse shall be given to Secured Party by the insurer, and (v) provide that upon notification from Secured Party, all payments pursuant to such policies shall be paid directly to Secured Party. Debtor shall deliver to Secured Party original or duplicate policies of such insurance as often as Secured Party may reasonably request.

      (b) Reimbursement under any liability insurance maintained by Debtor pursuant to this Section 6 may be paid directly to the person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment, Inventory or any other personal property when subsection
(c) of this Section 6 is not applicable, Debtor shall make or cause to be made the necessary repairs to or replacements of such Equipment, Inventory or other personal property, and any proceeds of insurance maintained by Debtor pursuant to this Section 6 shall be paid to Debtor as reimbursement for the costs of such repairs or replacements, unless otherwise paid directly to Secured Party upon the request of Secured Party.

      (c) Upon the occurrence and during the continuance of any Event of Default, all insurance payments in respect of such Equipment, Inventory, business interruption, or personal property shall be paid to and applied by Secured Party in accordance with the terms and provisions of Subsection 12(h) and Section 14 hereof.

      With regard to the insurance set forth above, policies or certificates of insurance coverage in favor of Debtor shall be delivered to Secured Party, with coverage types and amounts satisfactory to Secured Party, and satisfactory evidence of premium payments must also be provided. All policies of insurance required hereunder shall (a) be written by carriers which are licensed or authorized to transact business in the State of Florida and are rated "A" or better according to the latest published Best Key Rating Guide.

      7. Secured Party Appointed Attorney-In-Fact. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact, which appointment is coupled with an interest, with full authority in the place and stead of Debtor and in the name of Debtor, Secured Party or otherwise, from time to time in Secured Party's discretion, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Security Agreement (subject to the rights of Debtors under Section 10), including, without limitation:

      (a) To obtain and adjust insurance required to be paid to Secured Party pursuant to Section 6;

      (b) To ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipt for moneys due and to become due under or in respect of any of the Collateral;

      (c) To receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with Subsections 7(a) or 7(b) above; and

      (d) To file any claims to take any action or institute any proceedings which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral.

      8. Secured Party May Perform. If Debtor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Debtor under Subsection 12(h) and Section 14 hereof.

      9. Secured Party's Duties. The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon Secured Party to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

      10. Rights of Debtor Prior to Default. Until the occurrence of an Event of Default, Debtor may use the Collateral in any lawful manner not inconsistent with this Security Agreement and with the terms of insurance thereon.

      11. Events of Default. Debtor shall be in default under this Security Agreement upon the happening of any of the following events, each of such events being an "Event of Default":

      (a) If Debtor (i) defaults in the due performance or observance of any obligation of Debtor under either Note, or (ii) defaults in the due performance or observance of any obligation of Debtor under this Security Agreement and fails to cure such latter default within fifteen (15) days after notice of the occurrence of the default;

      (b) If any representation, warranty or guaranty made by Debtor herein or in any other statement heretofore or hereafter furnished by Debtor to Secured Party proves to be false or misleading in any material respect;

      (c) The occurrence of any Event of Default under the Loan Agreement, subject to any applicable notice and/or cure periods set forth therein, if any;

      (d) If Debtor shall fail to comply with any other agreement, covenant, condition, provision or term contained in any of the Loan Documents (as defined in the Loan Agreement), subject to any applicable notice and/or cure periods set forth therein, if any;

      (e) Failure to pay any other obligation, liability or claim hereby secured;

      (f) If any obligation or liability of Debtor (other than any obligation secured hereby) for the payment of money becomes or is declared to be due and payable prior to the expressed maturity thereof;

      (g) Loss, theft, substantial change or destruction to the Collateral which is not adequately insured against;

      (h) If Debtor subjects any Collateral to a security interest in favor of any party other than Secured Party, excepting as set forth on Exhibit "B";

      (i) The assignment for the benefit of creditors by Debtor or any principal thereof ("Principal"), or any guarantor of the Obligations ("Guarantor") or the admission, in writing, of any inability to pay any debts, generally, as they become due, or ordering the winding up or liquidation of its affairs by Debtor or any Principal or any Guarantor, or the commencement of a case by or against Debtor or any Principal or any Guarantor under any insolvency, bankruptcy, creditor adjustment, debtor rehabilitation or similar law, state or federal and, which in the case of an involuntary proceeding, has not been dismissed within forty-five (45) days of filing;

      (j) The determination by Debtor or any Principal, or any Guarantor to request relief under any insolvency, bankruptcy, creditor adjustment, debtor rehabilitation or similar proceeding, state or federal, including, without limitation, the consent by Debtor or any Principal, or any Guarantor to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator, or similar official for Debtor or any Principal, or any Guarantor or for Debtor's or any Principal's, or any Guarantor's property or assets;

      (k) There shall have occurred any substantial adverse change in the financial condition of Debtor or any Guarantor;

      (l) If Debtor loses any rights under any franchise agreements, license agreements or other material agreements, which adversely affects the business operations of Debtor; or

      (m) There shall be entered against Debtor or any Guarantor one (1) or more judgments or decrees.

      Then, upon the happening of any of the foregoing Events of Default, or whenever Secured Party deems itself insecure for any reason whatsoever, the promissory note or notes and all other obligations, liabilities and claims secured hereby shall become immediately due and payable. Debtor expressly waives any presentment, demand, protest or other notice of any kind.

      12. Secured Party's Remedies and Additional Rights After Default. Upon the occurrence of an Event of Default, Secured Party shall have the rights and remedies of a secured party under the Florida Uniform Commercial Code, the laws of the State of New York, and any other applicable law. Without limiting the generality of the foregoing, Secured Party may exercise any of the following rights and remedies:

      (a) Secured Party may peaceably, or by its own means or with judicial assistance by injunction or otherwise, enter Debtor's premises and take possession of the Collateral, or render it unusable, or dispose of the Collateral on Debtor's premises, and Debtor will not resist or interfere with such action;

      (b) Secured Party may with judicial assistance by injunction, or otherwise, require Debtor, at Debtor's expense, to assemble all or any part of the Collateral and make it available to Secured Party at any place designated by Secured Party. Debtor hereby agrees that Debtor's chief place of business or any place designated by Secured Party within Palm Beach County, Florida, or Broward County, Florida, are places reasonably convenient to Debtor to assemble such Collateral;

      (c) Debtor hereby agrees that a notice to Debtor, at least five (5) days before the time of any intended sale or of the time after which any public or private sale or other disposition of the Collateral is to be made, shall be deemed to be reasonable notice of such sale or other disposition;

      (d) In the event of sale or other disposition of any such Collateral, Secured Party may apply the proceeds of any such sale or disposition to the satisfaction of its reasonable attorneys' fees, legal expenses, and other costs and expenses incurred in connection with its taking, retaking, holding, preparing for sale and selling of the Collateral;

      (e) Without precluding any other methods of sale, the sale of Collateral shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices but, in any event, Secured Party may sell on such terms as it may choose, without assuming any credit risk and without any obligation to advertise;

      (f) The Collateral need not be present at any public or private sale or in view of the purchaser or purchasers, and title shall pass upon such sale wherever the property or any part thereof is located with like effect as though all the property were present and in the possession of the person conducting the sale and were physically delivered to the purchaser or purchasers; Secured Party may bid for and purchase at any public or private sale the Collateral offered for sale or any part thereof, and by such purchase shall become the owner thereof

      (g) Any sale or other disposition of the Collateral, or any portion thereof, or of any other property of Debtor held by Secured Party, or any portion thereof, made under or by virtue of this Security Agreement shall operate to divest all of the estate, right, title, interest, claim and demand whatsoever at law or in equity of Debtor (including, without limitation, any and all rights of redemption) and all persons claiming by, through or under Debtor in and to the properties and rights so sold, whether sold to Secured Party or to others. The receipt of Secured Party or its designated agent shall be a sufficient discharge to the purchaser or purchasers at any such sale or other disposition for its or their purchase money, and such purchaser or purchasers and their respective successors, assigns and personal representatives shall not, after paying such purchase money and receiving such receipt of Secured Party or of such agent of Secured Party, be obligated to see to the application of such purchase money or be in any way answerable for any loss, misapplication or non-application thereof;

      (h) Secured Party may deduct from the gross proceeds of any public or private sale the expenses incurred by Secured Party in connection therewith, including any expenses set forth in Section 14 hereof, reasonable attorneys' fees and brokers' commissions, if any, and the net proceeds then remaining shall be applied first to the satisfaction of the amount owed to Secured Party by Debtor, including payment of all of the Obligations, and any amount then remaining shall be returned to Debtor;

      (i) Secured Party may (i) notify the Account Debtors under any and all of Debtor's accounts, including, without limitation, the Receivables and Related Contracts, of Secured Party's interest therein, and direct such Account Debtors to make payments due and to become due thereunder directly and solely to Secured Party, and (ii) accept and take control of all payments and proceeds received from the Account Debtors, and, at the expense of Debtor, enforce collection of any such Receivables and Related Contracts and adjust, settle or compromise the amount for payment thereof in the same manner and to the same extent as Debtor might have done. Additionally, all amounts and proceeds (including instruments) received by Debtor in respect of the Receivables and Related Contracts shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Debtor and shall be forthwith paid over to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash collateral and either (i) released to Debtor so long as no Event of Default shall be continuing or if Secured Party no longer deems itself insecure, or (ii) if any Event of Default shall have occurred and be continuing, or if Secured Party deems itself insecure, applied against Secured Party's reasonable attorneys' fees and expenses and all other expenses of Secured Party incurred in connection with this Security Agreement, and then applied as provided in Subsection 12(h), and, Debtor shall not adjust, settle or compromise the amount or payment of any Receivable or Related Contract, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon. The above shall not be deemed to constitute a foreclosure by Secured Party or an election by Secured Party of any remedy limiting the right of Secured Party to recover the unpaid balance of the Obligations, such that Secured Party shall be entitled to all other remedies set forth herein;

      (j) The Secured Party may, in addition to any other rights it may have, appoint by instrument in writing a receiver or receiver and manager (both of which are herein called a "Receiver") of all or any part of the Collateral or may institute proceedings in any court of competent jurisdiction for the appointment of such a Receiver. Any such Receiver is hereby given and shall have the same powers and rights and exclusions and limitations of liability as the Secured Party has under this Security Agreement, at law or inequity. In exercising any such powers, any such Receiver shall, to the extent permitted by law, act as and for all purposes shall be deemed to be the agent of the Debtor, and the Secured Party shall not be responsible for any act or default of any such Receiver. The Secured Party may appoint one or more Receivers hereunder and may remove any such Receiver or Receivers and appoint another or others in his or their stead from time to time. Any Receiver so appointed may be an officer or employee of the Secured Party. A court need not appoint, ratify the appointment by the Secured Party of or otherwise supervise in any manner the actions of any Receiver. Upon the Debtor receiving notice from the Secured Party of the taking of possession of the Collateral or the appointment of a Receiver, all powers, functions, rights and privileges of each of the directors and officers of the Debtor with respect to the Collateral shall cease, unless specifically continued by the written consent of the Secured Party;

      (k) The Secured Party may carry on, or concur in the carrying on of, all or any part of the business or undertaking of the Debtor, may, to the exclusion of all others, including the Debtor, enter upon, occupy and use all or any of the premises, buildings, plant and undertaking of or occupied or used by the Debtor and may use all or any of the tools, machinery, equipment and intangibles of the Debtor for such time as the Secured Party sees fit, free of charge, to carry on the business of the Debtor and, if applicable, to manufacture or complete the manufacture of any Inventory and to pack and ship the finished product;

      (l) Secured Party may proceed directly against Debtor, and any Guarantor and obtain judgments against the same; and

      (m) No right, power, or remedy of Secured Party as provided in this Security Agreement, the Loan Agreement or in any other loan document associated herewith, is intended to be exclusive of any other right, power, or remedy of Secured Party, but each and every such right, power and remedy shall be cumulative and concurrent and in addition to any other right, power or remedy available to Secured Party now or hereafter existing at law or in equity. The failure of Secured Party to exercise any such right, power or remedy shall in no event be construed as a waiver or release thereof

      13. Right of Set-off. In addition to and not in limitation of all rights of offset that Secured Party may have under applicable law, Secured Party shall, upon the occurrence of an Event of Default and whether or not Secured Party has made any demand, or the Obligations are matured, and without notice to Debtor (any such notice being expressly waived by Debtor), have the right to set off and apply to the payment of the Obligations all deposits of Debtor (general or special, time or demand, provisional or final) at any time held by Secured Party and other indebtedness or property at any time owing by Secured Party to or for the credit or the account of Debtor against any and all of the Obligations of Debtor to Secured Party.

      14. Indemnity and Expenses. Debtor shall indemnify and hold harmless Secured Party as follows:

      (a) Debtor agrees to and shall indemnify Secured Party from and against any and all claims, losses and liabilities growing out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting solely from Secured Party's gross negligence or willful misconduct; and

      (b) Debtor will, upon demand, pay to Secured Party the amount of any and all reasonable expenses, including the reasonable fees and disbursements of Secured Party's counsel and of any experts and agents, which Secured Party may incur in connection with (i) the administration of this Security Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder or (iv) the failure by Debtors to perform or observe any of the provisions hereof.

      15. Non-Judicial Process. Secured Party may enforce its rights hereunder without resort to prior judicial process or judicial hearing, and Debtor hereby waives (i) any right Debtor may have to notice and a hearing before possession or sale of Collateral is effected by Secured Party by self-help, replevin, attachment or otherwise, (ii) any requirement that Secured Party post a bond or other security which might be required by any court prior to allowing Secured Party to exercise any of Secured Party's remedies, and (iii) the benefit of all appraisement, extension and exemption laws, such waivers being consistent with commercial necessity. Nothing herein is intended to prevent Secured Party from resorting to judicial process at its option.

      16. Injunctive Relief Debtor recognizes that, in the event Debtor fails to perform, observe or discharge any of its obligations or liabilities under this Security Agreement, any remedy at law may prove to be inadequate relief to Secured Party. Secured Party, if Secured Party so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

      17. VENUE OF ACTIONS. IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT NO SUIT OR ACTION SHALL BE COMMENCED BY THE DEBTOR, OR BY ANY SUCCESSOR, PERSONAL REPRESENTATIVE OR ASSIGNEE OF DEBTOR, WITH RESPECT

TO THE INDEBTEDNESS SECURED HEREBY, WITH RESPECT TO THIS SECURITY AGREEMENT, OR ANY OF THE OTHER LOAN DOCUMENTS, OTHER THAN IN A STATE COURT OF COMPETENT JURISDICTION IN AND FOR THE COUNTY OF THE STATE IN THE UNITED STATES IN WHICH THE PRINCIPAL PLACE OF BUSINESS OF THE SECURED PARTY IS SITUATED, OR IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT IN THE UNITED STATES IN WHICH THE PRINCIPAL PLACE OF BUSINESS OF THE SECURED PARTY IS SITUATED, AND NOT ELSEWHERE. NOTHING IN THIS PARAGRAPH CONTAINED SHALL PROHIBIT SECURED PARTY FROM INSTITUTING SUIT IN ANY COURT OF COMPETENT JURISDICTION FOR THE ENFORCEMENT OF ITS RIGHTS HEREUNDER, IN THE NOTES, IN THE LOAN AGREEMENT, OR IN ANY OTHER LOAN DOCUMENT.

      18. Automatic Stay. Debtor hereby agrees that, in consideration of the recitals and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, in the event Debtor shall (i) file with any bankruptcy court of competent jurisdiction or be the subject of any petition under title 11 of the U.S. Code, as amended, (ii) be the subject of any order for relief issued under such Title 11 of the U.S. Code, as amended, (iii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (iv) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, or (v) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, then Secured Party shall thereupon be entitled to relief from any automatic stay imposed by Section 362 of Title 11 of the U.S. Code, as amended, or otherwise, on or against the exercise of the rights and remedies otherwise available to Secured Party as provided in the Note, the Loan Agreement, this Security Agreement and all associated loan documents, and as otherwise provided by law. Debtor hereby agrees not to object to Secured Party immediately seeking relief from the automatic stay, to allow Secured Party to proceed immediately to exercise the rights and remedies provided under this Security Agreement, including, without limitation, the right to take title to the Collateral, to conduct a foreclosure sale of the Collateral and to issue a Certificate of Title to the Collateral in connection with any foreclosure sale, and/or to proceed against and realize upon the Collateral for the Obligations and to otherwise allow Secured Party to take all such actions as Secured Party may elect in its sole discretion in pursuance of the other rights and remedies available in the event of a default by Debtor under the loan documents. Debtor hereby waives any protection afforded under 11 U.S.C., Section 362(a).

      19. Addresses for Notices. All notices, demands or requests, and responses thereto, required or permitted to be given pursuant to this Security Agreement shall be in writing and shall be delivered by hand delivery, expedited courier, facsimile or sent by certified mail, postage prepaid, return receipt requested, and addressed as provided below or at such other place Debtor or Secured Party may from time to time designate in a notice to the other party. All such notices and other communications shall, when mailed, addressed as aforesaid, be effective three
(3) days after deposit in the mail, when federal expressed, be effective one (1) day after deposit with Federal Express, and, when sent by facsimile, be effective immediately. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been given shall constitute receipt of the notice, demand or request sent. Any such notice if given to Debtor shall be addressed as follows:

             AMITEK CORPORATION
             1701 Clint Moore Road
             Boca Raton, Florida 33487
             Attn: Leslie J. Sainsbury, President

       if given to Secured Party shall be addressed as follows:

             NATIONAL BANK OF CANADA
             5100 Town Center Circle
             Suite 430
             Boca Raton, Florida 33486
             Attn: Jean E. Page, Vice President

      20. Continuing Security Interest; Transfer of Note. This Security Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until payment in full of the Obligations, (ii) be binding upon Debtor, its successors and assigns and (iii) inure to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), Secured Party may assign or otherwise transfer the Notes held by it to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to Secured Party herein or otherwise. Upon the payment in full of the Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Debtor. Upon any such termination, Secured Party will, at Debtor's expense, execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination.

      21. Amendments, Etc. No amendment or waiver of any provision of this Security Agreement nor consent to any departure by Debtor herefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      22. Waiver. No failure on the part of Secured Party to exercise or delay in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any singular or partial exercise by Secured Party of any right or remedy hereunder preclude any other or future exercise thereof, or the exercise of any other right or remedy.

      23. Additional Waivers of Debtor. To the fullest extent that it may lawfully so agree, Debtor agrees that it will not at any time insist upon, claim, plead or take any benefit or advantage of any appraisement, valuation, stay, extension, moratorium, redemption or similar law now or hereafter in force in order to prevent, delay or hinder the enforcement of this Security Agreement or the absolute sale of any part of the Collateral. Debtor, for itself and all who claim through it, so far as it now or hereafter lawfully may do so, hereby waives the benefit of all such laws, and all rights to have the Collateral marshaled upon any foreclosure hereof, and agrees that any court having jurisdiction to foreclose this Security Agreement may order the sale of the Collateral as an entirety. Without limiting the generality of the foregoing, Debtor hereby: (i) authorizes Secured Party in its sole discretion and without notice to or demand upon Debtor and without otherwise affecting the obligations of Debtor hereunder from time to time to take and hold other collateral (in addition to the Collateral) for payment of any Obligations, or any part thereof, and to exchange, enforce or release such other collateral or any part thereof and to accept and hold any endorsement or guarantee of payment of the Obligations, or any part thereof and to release or substitute any endorser or guarantor or any other person granting security for or in any other way obligated upon any Obligations or any part thereof; and (ii) waive and release any and all right to require Secured Party to collect any of the Obligations from any specific item or items of the Collateral or from any other party liable as guarantor or in any other manner in respect of any of the Obligations or from any collateral (other than the Collateral) for any of the Obligations.

      24. Successors and Assigns. All of the terms, conditions, and covenants of this Security Agreement shall inure to the benefit of and bind the heirs, personal representatives, successors and assigns of the respective parties hereto.

      25. Severability. If performance of any provision hereof or any transaction related hereto is limited by law, then the obligation to be performed shall be reduced accordingly, and if any clause or provision herein contained operates or would operate to invalidate this Security Agreement in part, then the invalid part of said clause or provisions only shall be treated as though not contained herein, and the remainder of this Security Agreement shall remain operative and in full force and effect.

      26. Currency. Unless otherwise provided for herein, all monetary amounts referred to herein shall refer to lawful currency of the United States of America.

      27. Modification. This Security Agreement may not be changed orally, but only by an instrument in writing, and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

      28. Entire Agreement. This Security Agreement constitutes the entire agreement between the parties hereto.

      29. Amended and Restated Security Agreement. THIS AGREEMENT CONSTITUTES AN ASSUMPTION OF AND AMENDS AND RESTATES THE ORIGINAL SECURITY AGREEMENT SUCH THAT THE SECURITY INTERESTS, RIGHTS, DUTIES AND OBLIGATIONS OF THE DEBTOR AND THE SECURED PARTY CREATED BY THE ORIGINAL SECURITY AGREEMENT ARE NOT EXTINGUISHED BUT ARE REAFFIRMED

AND REMAIN IN FULL FORCE AND EFFECT AS MODIFIED BY THIS AMENDED AND RESTATED SECURITY AGREEMENT.

      30. Governing Law. This Agreement shall be governed by and construed in accordance with the statutes and laws of the State of New York, except as required by mandatory provisions of laws and except to the extent that the validity or perfection of the security interest created hereby, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York. If any provision hereof is in conflict with the provision of the Loan Agreement, the provisions of the Loan Agreement shall control.

      30. WAIVER OF JURY TRIAL. DEBTOR AND SECURED PARTY HEREBY MUTUALLY, KNOWINGLY, WILLINGLY, INTENTIONALLY AND VOLUNTARILY WAIVE THEIR RIGHT TO TRIAL BY JURY AND NO PARTY NOR ANY ASSIGNEE, SUCCESSOR, HEIR, OR LEGAL REPRESENTATIVE OF THE PARTIES (ALL OF WHOM ARE HEREINAFTER COLLECTIVELY REFERRED TO AS THE "PARTIES") SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEEDING BASED UPON OR ARISING OUT OF THIS SECURITY AGREEMENT OR ANY ASSOCIATED LOAN DOCUMENTS OR ANY INSTRUMENT EVIDENCING, SECURING OR RELATING TO THE OBLIGATIONS SECURED HEREBY OR ANY RELATED AGREEMENT OR INSTRUMENT, ANY OTHER COLLATERAL FOR THE OBLIGATIONS SECURED HEREBY OR ANY COURSE OF ACTION, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS RELATING TO THE OBLIGATIONS OR TO THIS SECURITY AGREEMENT. THE PARTIES ALSO WAIVE ANY RIGHT TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES. THE WAIVER CONTAINED HEREIN IS IRREVOCABLE, CONSTITUTES A KNOWING AND VOLUNTARY WAIVER, AND SHALL BE SUBJECT TO NO EXCEPTIONS. SECURED PARTY HAS IN NO WAY AGREED WITH OR REPRESENTED TO DEBTOR OR ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

       IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Security Agreement the day and year first above written.

WITNESSES:                           DEBTOR:

                                     AMITEK CORPORATION, a Delaware corporation


/s/ Teresa A. Belmonte               By: /s/ Jim Roller
------------------------------           --------------------------------

                                     Title: Secretary & Treasurer
------------------------------              -----------------------------

                                                 (Corporate Seal)

                                     SECURED PARTY:

                                     NATIONAL BANK OF CANADA, a Canadian
                                     Chartered Bank


                                     By: /s/ Jean Page
------------------------------           --------------------------------

/s/ Teresa A. Belmonte               Title: VP
------------------------------              -----------------------------

                           AMITEK DEPRECIATION DETAIL
                              ELECTRICAL EQUIPMENT
                                 ACCT 1515-0000

AMITEK CORPORATION
DEPRECIATION SCHEDULE BY CATEGORY

-----------------------------------------------------------------------------------------------------------------------------------
  ASSET                                                       ACCT     DATE               LIFE    COST OR     ACC DEPR     CURRENT
   NO.                    DESCRIPTION                          NO.   ACQUIRED    METHOD   YR/MO     BASIS     01-01-95      DEPR.
-----------------------------------------------------------------------------------------------------------------------------------
          - AVEX (RECLASSIFIED)                               1515   07-31-94   ST LINE   05/00     (700.00)   (70.01)     (140.02)
          - HEAT GUN FOR REPAIR                               1515   08-31-94   ST LINE   05/00      512.00     51.21       102.41
          - UNIVERSAL REPLACEMENT PARTS                       1515   08-31-94   ST LINE   05/00    5,660.00    566.06     1,132.13
          - UNIVERSAL WEARABLE PARTS                          1515   08-31-94   ST LINE   05/00      490.00     49.01        98.01
          - UNIVERSAL WEARABLE PARTS                          1515   08-31-94   ST LINE   05/00    1,205.20    120.53       241.07
          - TOOLSMITH SCREWDRIVER                             1515   08-31-94   ST LINE   05/00    1,050.00    105.01       210.02
          - MARSHALL SCREWFEEDER (2)                          1515   08-31-94   ST LINE   05/00    1,049.80    104.99       209.98
          - DIGI-KEY WEARABLE PARTS                           1515   09-30-94   ST LINE   05/00       72.39      7.24        14.48
          ELEC EQUIP - MARSHALL WEARABLE PARTS                1515   10-31-94   ST LINE   05/00      118.44     11.84        23.69
          ELEC EQUIP - CONTACT SERVICE CALL                   1515   10-31-94   ST LINE   05/00      279.00     27.90        55.80
          -------------------------------------------------------------------------------------------------------------------------
          COPELCO LEASE - SIPLACE 80S                         1515   11-27-95   ST LINE   10/00  321,442.32      0.00     6,164.65
          -------------------------------------------------------------------------------------------------------------------------
          COPELCO LEASE - SIPLACE 80F                         1515   11-27-95   ST LINE   10/00  321,538.15      0.00     6,166.48
          COPELCO LEASE - SIEMENS COMP PROG SYS               1515   11-27-95   ST LINE   05/00   25,116.94      0.00       481.69
          COPELCO LEASE - SIEMENS SIPLACE ACCESS              1515   11-27-95   ST LINE   05/00   21,638.59      0.00       414.99
          - SIEMENS / CITICORP / SIPLACE FEEDERS              1515   12-31-95   ST LINE   10/00  179,021.28      0.00    18,123.49
          - FIFO BUFFER CONVEYOR                              1515   01-26-95   ST LINE   05/00   14,500.00      0.00     1,467.93
          - DUAL DRIVE CONVEYOR BELT                          1515   01-26-95   ST LINE   05/00    5,500.00      0.00       556.80
          - MACDONALD ELECTRIC                                1515   02-01-95   ST LINE   05/00    1,991.70      0.00       201.63
          - MOTOROLA MASS SOLDERING MACHINE                   1515   05-18-95   ST LINE   05/00    1,800.00      0.00       182.23
          - DUKANE ULTRASONIC WELDER                          1515   05-22-95   ST LINE   05/00    6,119.80      0.00       619.55
          - H/P LASER JET PRINTER                             1515   08-17-95   ST LINE   05/00    2,118.94      0.00       214.51
          - TOSHIBA LAPTOP COMPUTERS (2)                      1515   09-06-95   ST LINE   05/00    4,242.62      0.00       429.51
          - MACDONALD ELECTRIC                                1515   02-01-95   ST LINE   05/00    1,991.71      0.00       201.63
          - SALES TAX ON EQUIPMENT                            1515   10-20-95   ST LINE   05/00   10,315.06      0.00     1,044.26
          - 22 BUTTON SPEAKER PHONES (8)                      1515   10-03-95   ST LINE   05/00    2,120.00      0.00       214.62
          - 1 / 8 PORT ANALOG CARD                            1515   10-03-95   ST LINE   05/00      316.58      0.00        32.05
          - REXON EQUIPMENT                                   1515   12-31-95   ST LINE   05/00  110,000.00      0.00    11,136.01
          MBT - 250 System 8007-0206A Kurt Whitlock & Assc    1515   01-05-96   ST LINE   05/00    1,272.00      0.00         0.00
          -------------------------------------------------------------------------------------------------------------------------
          Model 64 Tester 115 Vac - 5211048-Cablescan V3115   1515   01-16-96   ST LINE   05/00      948.50      0.00         0.00
          -------------------------------------------------------------------------------------------------------------------------
          Performa 630 8/500 CD Monitor Keyboard - Macnet     1515   01-16-96   ST LINE   05/00    1,550.64      0.00         0.00
          Power filter FA Series for Siemens - Datamax        1515   05-20-96   ST LINE   05/00    4,165.80      0.00         0.00
          Elec Vitronics Oven - E. W. Electric                1515   06-13-96   ST LINE   05/00    1,464.90      0.00         0.00
          Computer                                            1515   10-31-96   ST LINE   05/00      765.10      0.00         0.00
          Computer                                            1515   10-09-96   ST LINE   05/00      742.50      0.00         0.00
          Mech Test Flat E/T Tech                             1515   10-10-96   ST LINE   05/00    1,294.73      0.00         0.00
          200A 3 Phase Squ D Lead Center - Breakers           1515   12-09-96   ST LINE   05/00    3,500.00      0.00         0.00
          Power Supply Board 100S1564 for Screenprinter       1515   12-31-96   ST LINE   05/00      942.83      0.00         0.00
          Elec Equipment - from Rescue                        1515   12-31-96   ST LINE   05/00   25,000.00      0.00         0.00
          COASTAL SECURITY SYSTEM                             1515     1/1/97   ST LINE   05/00    2,183.60      0.00         0.00
          ACL 10 ELEC SCREWDRIVER (3 @ 590)                   1515   01/29/97   ST LINE   05/00    1,876.60      0.00         0.00
          -------------------------------------------------------------------------------------------------------------------------
          92TPS001 TPS-001 SLODAPROS S/W MULTICORE            1515   01/31/97   ST LINE   05/00    2,686.00      0.00         0.00
          ET TECHNOLOGIES CHANNEL TEST FIX                    1515    2/18/97   ST LINE   05/00    3,200.00      0.00         0.00
          COMPUSA HP LASERJET 5                               1515    3/18/97   ST LINE   05/00    1,299.99      0.00         0.00
          NATION-1 ELECTRICAL OVEN                            1515    3/13/97   ST LINE   05/00      966.75      0.00         0.00
          COMPUSA OKI ML32IT 9 PIN 12 OV                      1515    3/18/97   ST LINE   05/00    2,492.10      0.00         0.00
          CURLIN CONVEYOR SYSTEM U STYLE                      1515    3/25/97   ST LINE   05/00      508.75      0.00         0.00
          SOUND ADVISE YAMAHA 70W STEREO                      1515     4/3/97   ST LINE   05/00    3,930.00      0.00         0.00
          HUGHES FA026-005 OENAC POWER                        1515     4/3/97   ST LINE   05/00    2,850.00      0.00         0.00
          BELL ELECTRIC (ELECTRICAL WORK)                     1515    4/14/97   ST LINE   05/00    6,402.00      0.00         0.00
          CHS BEK ELECTRICAL COMPONENTS NEW COMPUTERS         1515    4/30/97   ST LINE   05/00    3,527.19      0.00         0.00

-----------------------------------------------------------------------------------------------------------------------------------
  ASSET                                                         ACC DEPR      WRITE     CURRENT     ACC DEPR     WRITE      CURRENT
   NO.                    DESCRIPTION                           12-31-95       OFF       DEPR.      12-31-96      OFF        DEPR.
-----------------------------------------------------------------------------------------------------------------------------------
          - AVEX (RECLASSIFIED)                                  (210.02)               (140.00)     (350.02)                  0.00
          - HEAT GUN FOR REPAIR                                   153.62                 102.40       256.02                 102.40
          - UNIVERSAL REPLACEMENT PARTS                         1,698.19               1,132.00     2,830.19               1,132.00
          - UNIVERSAL WEARABLE PARTS                              147.02                  98.00       245.02                  98.00
          - UNIVERSAL WEARABLE PARTS                              361.60                 241.04       602.64                 241.04
          - TOOLSMITH SCREWDRIVER                                 315.03                 210.00       525.03                 210.00
          - MARSHALL SCREWFEEDER (2)                              314.97                 209.96       524.93                 209.96
          - DIGI-KEY WEARABLE PARTS                                21.72                  14.48        36.20                  14.48
          ELEC EQUIP - MARSHALL WEARABLE PARTS                     35.53                  23.69        59.22                  23.69
          ELEC EQUIP - CONTACT SERVICE CALL                        83.70                  55.80       139.50                  55.80
          -------------------------------------------------------------------------------------------------------------------------
          COPELCO LEASE - SIPLACE 80S                           6,164.65              32,144.23    38,308.88              32,144.23
          -------------------------------------------------------------------------------------------------------------------------
          COPELCO LEASE - SIPLACE 80F                           6,166.48              32,153.82    38,320.30              32,153.82
          COPELCO LEASE - SIEMENS COMP PROG SYS                   481.69               5,023.39     5,505.08               5,023.39
          COPELCO LEASE - SIEMENS SIPLACE ACCESS                  414.99               4,327.72     4,742.71               4,327.72
          - SIEMENS / CITICORP / SIPLACE FEEDERS               18,123.49              17,902.13    36,025.62              17,902.13
          - FIFO BUFFER CONVEYOR                                1,467.93               2,900.00     4,367.93               2,900.00
          - DUAL DRIVE CONVEYOR BELT                              556.80               1,100.00     1,656.80               1,100.00
          - MACDONALD ELECTRIC                                    201.63                 398.34       599.97                 398.34
          - MOTOROLA MASS SOLDERING MACHINE                       182.23                 360.00       542.23                 360.00
          - DUKANE ULTRASONIC WELDER                              619.55               1,223.96     1,843.51               1,223.96
          - H/P LASER JET PRINTER                                 214.51                 423.79       638.30                 423.79
          - TOSHIBA LAPTOP COMPUTERS (2)                          429.51                 848.52     1,278.03                 848.52
          - MACDONALD ELECTRIC                                    201.63                 398.34       599.97                 398.34
          - SALES TAX ON EQUIPMENT                              1,044.26               2,063.01     3,107.27               2,063.01
          - 22 BUTTON SPEAKER PHONES (8)                          214.62                 424.00       638.62                 424.00
          - 1 / 8 PORT ANALOG CARD                                 32.05                  63.32        95.37                  63.32
          - REXON EQUIPMENT                                    11,136.01              22,000.00    33,136.01              22,000.00
          MBT - 250 System 8007-0206A Kurt Whitlock & Assc          0.00                 127.20       127.20                 254.40
          -------------------------------------------------------------------------------------------------------------------------
          Model 64 Tester 115 Vac - 5211048-Cablescan V3115         0.00                  98.45        98.45                 189.70
          -------------------------------------------------------------------------------------------------------------------------
          Performa 630 8/500 CD Monitor Keyboard - Macnet           0.00                 155.07       155.07                 310.03
          Power filter FA Series for Siemens - Datamax              0.00                 416.58       416.58                 833.16
          Elec Vitronics Oven - E. W. Electric                      0.00                 146.49       146.49                 292.98
          Computer                                                  0.00                  76.51        76.51                 153.02
          Computer                                                  0.00                  74.25        74.25                 148.50
          Mech Test Flat E/T Tech                                   0.00                 129.47       129.47                 258.95
          200A 3 Phase Squ D Lead Center - Breakers                 0.00                 350.00       350.00                 700.00
          Power Supply Board 100S1564 for Screenprinter             0.00                  94.28        94.28                 188.57
          Elec Equipment - from Rescue                              0.00               2,500.00     2,500.00               5,000.00
          COASTAL SECURITY SYSTEM                                   0.00                   0.00         0.00                 218.36
          ACL 10 ELEC SCREWDRIVER (3 @ 590)                         0.00                   0.00         0.00                 187.66
          -------------------------------------------------------------------------------------------------------------------------
          92TPS001 TPS-001 SLODAPROS S/W MULTICORE                  0.00                   0.00         0.00                 268.60
          ET TECHNOLOGIES CHANNEL TEST FIX                          0.00                   0.00         0.00                 320.00
          COMPUSA HP LASERJET 5                                     0.00                   0.00         0.00                 130.00
          NATION-1 ELECTRICAL OVEN                                  0.00                   0.00         0.00                  96.68
          COMPUSA OKI ML32IT 9 PIN 12 OV                            0.00                   0.00         0.00                 249.21
          CURLIN CONVEYOR SYSTEM U STYLE                            0.00                   0.00         0.00                  50.88
          SOUND ADVISE YAMAHA 70W STEREO                            0.00                   0.00         0.00                 393.00
          HUGHES FA026-005 OENAC POWER                              0.00                   0.00         0.00                 285.00
          BELL ELECTRIC (ELECTRICAL WORK)                           0.00                   0.00         0.00                 640.20
          CHS BEK ELECTRICAL COMPONENTS NEW COMPUTERS               0.00                   0.00         0.00                 352.72

-----------------------------------------------------------------------------------------------------------------------
  ASSET                                                        ACC DEPR    WRITE      CURRENT    ACC DEPR         BOOK
   NO.                    DESCRIPTION                            35795      OFF        DEPR.       36160          VALUE
-----------------------------------------------------------------------------------------------------------------------
          - AVEX (RECLASSIFIED)                                    0.00                  0.00         0.00         0.00
          - HEAT GUN FOR REPAIR                                  358.42                102.40       460.82        51.18
          - UNIVERSAL REPLACEMENT PARTS                        3,962.19              1,132.00     5,094.19       565.81
          - UNIVERSAL WEARABLE PARTS                             343.02                 98.00       441.02        48.98
          - UNIVERSAL WEARABLE PARTS                             843.68                241.04     1,084.72       120.48
          - TOOLSMITH SCREWDRIVER                                735.03                210.00       945.03       104.97
          - MARSHALL SCREWFEEDER (2)                             734.89                209.96       944.85       104.95
          - DIGI-KEY WEARABLE PARTS                               50.68                 14.48        65.16         7.24
          ELEC EQUIP - MARSHALL WEARABLE PARTS                    82.91                 23.69       106.60        11.85
          ELEC EQUIP - CONTACT SERVICE CALL                      195.30                 55.80       251.10        27.90
          -------------------------------------------------------------------------------------------------------------
          COPELCO LEASE - SIPLACE 80S                         70,453.11             32,144.23   102,597.34   218,844.97
          -------------------------------------------------------------------------------------------------------------
          COPELCO LEASE - SIPLACE 80F                         70,474.11             32,153.82   102,627.93   218,910.23
          COPELCO LEASE - SIEMENS COMP PROG SYS               10,528.47              5,023.39    15,551.85     9,565.09
          COPELCO LEASE - SIEMENS SIPLACE ACCESS               9,070.43              4,327.72    13,398.14     8,240.45
          - SIEMENS / CITICORP / SIPLACE FEEDERS              53,927.75             17,902.13    71,829.87   107,191.41
          - FIFO BUFFER CONVEYOR                               7,267.93              2,900.00    10,167.93     4,332.07
          - DUAL DRIVE CONVEYOR BELT                           2,756.80              1,100.00     3,856.80     1,643.20
          - MACDONALD ELECTRIC                                   998.31                398.34     1,396.65       595.05
          - MOTOROLA MASS SOLDERING MACHINE                      902.23                360.00     1,262.23       537.77
          - DUKANE ULTRASONIC WELDER                           3,067.47              1,223.96     4,291.43     1,828.37
          - H/P LASER JET PRINTER                              1,062.09                423.79     1,485.87       633.07
          - TOSHIBA LAPTOP COMPUTERS (2)                       2,126.56                848.52     2,975.08     1,267.54
          - MACDONALD ELECTRIC                                   998.31                398.34     1,396.66       595.05
          - SALES TAX ON EQUIPMENT                             5,170.28              2,063.01     7,233.30     3,081.76
          - 22 BUTTON SPEAKER PHONES (8)                       1,062.62                424.00     1,486.62       633.38
          - 1 / 8 PORT ANALOG CARD                               158.68                 63.32       222.00        94.58
          - REXON EQUIPMENT                                   55,136.01             22,000.00    77,136.01    32,863.99
          MBT - 250 System 8007-0206A Kurt Whitlock & Assc       381.60                254.40       636.00       636.00
          -------------------------------------------------------------------------------------------------------------
          Model 64 Tester 115 Vac - 5211048-Cablescan V3115      288.15                189.70       477.85       470.65
          -------------------------------------------------------------------------------------------------------------
          Performa 630 8/500 CD Monitor Keyboard - Macnet        465.20                310.03       775.33       775.31
          Power filter FA Series for Siemens - Datamax         1,249.74                833.16     2,082.90     2,082.90
          Elec Vitronics Oven - E. W. Electric                   439.47                292.98       732.45       732.45
          Computer                                               229.53                153.02       382.55       382.55
          Computer                                               222.75                148.50       371.25       371.25
          Mech Test Flat E/T Tech                                388.42                258.95       647.36       647.37
          200A 3 Phase Squ D Lead Center - Breakers            1,050.00                700.00     1,750.00     1,750.00
          Power Supply Board 100S1564 for Screenprinter          282.85                188.57       471.41       471.42
          Elec Equipment - from Rescue                         7,500.00              5,000.00    12,500.00    12,500.00
          COASTAL SECURITY SYSTEM                                218.36                436.72       655.08     1,528.52
          ACL 10 ELEC SCREWDRIVER (3 @ 590)                      187.66                375.32       562.98     1,313.62
          -------------------------------------------------------------------------------------------------------------
          92TPS001 TPS-001 SLODAPROS S/W MULTICORE               268.60                537.20       805.80     1,880.20
          ET TECHNOLOGIES CHANNEL TEST FIX                       320.00                640.00       960.00     2,240.00
          COMPUSA HP LASERJET 5                                  130.00                260.00       390.00       909.99
          NATION-1 ELECTRICAL OVEN                                96.68                193.35       290.03       676.73
          COMPUSA OKI ML32IT 9 PIN 12 OV                         249.21                496.42       747.63     1,744.47
          CURLIN CONVEYOR SYSTEM U STYLE                          50.88                101.75       152.63       356.13
          SOUND ADVISE YAMAHA 70W STEREO                         393.00                786.00     1,179.00     2,751.00
          HUGHES FA026-005 OENAC POWER                           285.00                570.00       855.00     1,995.00
          BELL ELECTRIC (ELECTRICAL WORK)                        640.20              1,280.40     1,920.60     4,481.40
          CHS BEK ELECTRICAL COMPONENTS NEW COMPUTERS            352.72                705.44     1,058.16     2,469.03

ACCUMULATED DEPRECIATION ACCT = 1545-0000

                           AMITEK DEPRECIATION DETAIL
                              ELECTRICAL EQUIPMENT
                                 ACCT 1515-0000

AMITEK CORPORATION
DEPRECIATION SCHEDULE BY CATEGORY

-----------------------------------------------------------------------------------------------------------------------------------
  ASSET                                                       ACCT     DATE               LIFE    COST OR     ACC DEPR     CURRENT
   NO.                    DESCRIPTION                          NO.   ACQUIRED    METHOD   YR/MO     BASIS     01-01-95      DEPR.
-----------------------------------------------------------------------------------------------------------------------------------
          REX NUNN (COMP. COMPONENTS)                         1515     5/1/97   ST LINE   05/00    3,000.00      0.00         0.00
          CHS BEK COMPUTER COMPONENTS                         1515    5/16/97   ST LINE   05/00    7,316.50      0.00         0.00
          CHS BEK COMPUTER COMPONENTS                         1515    5/22/97   ST LINE   05/00    5,670.00      0.00         0.00
          SIEMENS EQUIPMENT                                   1515    5/31/97   ST LINE   10/00  585,893.72      0.00         0.00
          CHIP TECH COMPUTER COMPONENTS                       1515     6/1/97   ST LINE   05/00    1,915.00      0.00         0.00
          ZYXEL ISDN ROUTER                                   1515    6/11/97   ST LINE   05/00      514.00      0.00         0.00
          CHS BEK COMPUTER COMPONENTS                         1515    6/19/97   ST LINE   05/00    1,612.00      0.00         0.00
          CHS BEK COMPUTER COMPONENTS                         1515    6/24/97   ST LINE   05/00    1,006.00      0.00         0.00
          CHS BEK COMPUTER COMPONENTS                         1515     7/2/97   ST LINE   05/00    1,866.00      0.00         0.00
          CHS BEK COMPUTER COMPONENTS                         1515    7/30/97   ST LINE   05/00      864.00      0.00         0.00
          CURLIN INC GRAVITY CONVEYOR                         1515     7/1/97   ST LINE   05/00      758.11      0.00         0.00
          CURLIN INC                                          1515     7/2/97   ST LINE   05/00      674.11      0.00         0.00
          PACE MACHINERY & TOOL                               1515     8/8/97   ST LINE   05/00    8,632.64      0.00         0.00
          COMPAQ COMPUTER AMEX ELECTRONIC EQUIP               1515    8/11/97   ST LINE   05/00    3,587.57      0.00         0.00
          CHS BEK COMPUTER COMPONENTS                         1515    8/14/97   ST LINE   05/00    1,019.00      0.00         0.00
          SIEMENS ENERGY SCANNING UNIT                        1515    8/18/97   ST LINE   05/00    4,040.72      0.00         0.00
          SIEMENS ENERGY TRIPLE AXIS PC BOARD                 1515    8/18/97   ST LINE   05/00    3,931.54      0.00         0.00
          SIEMENS ENERGY TRIPLE AXIS PC BOARD                 1515    8/19/97   ST LINE   05/00    3,931.54      0.00         0.00
          CHIPTECH COMPUTER COMPONENTS                        1515    8/26/97   ST LINE   05/00    1,538.00      0.00         0.00
          CHS BEK COMPUTER COMPONENTS                         1515    8/27/97   ST LINE   05/00    1,573.00      0.00         0.00
          TECH DATA COMPUTER COMPONENTS                       1515     9/1/97   ST LINE   05/00      430.00      0.00         0.00
          TECH DATA COMPUTER COMPONENTS                       1515     9/4/97   ST LINE   05/00      735.00      0.00         0.00
          ELECTROVERT (DIFFERENCE TO BE REVERSED LATER)       1515    9/18/97   ST LINE   05/00    2,500.00      0.00         0.00
          SIEMENS FEEDER                                      1515    9/24/97   ST LINE   05/00   11,040.96      0.00         0.00
          CHIPTECH COMPUTER COMPONENTS                        1515    9/24/97   ST LINE   05/00    3,264.00      0.00         0.00
          ADVANCE CAM TECH                                    1515    9/24/97   ST LINE   05/00    2,185.00      0.00         0.00
          BELL ELECTRICAL                                     1515    9/23/97   ST LINE   05/00    2,490.00      0.00         0.00
          ADVANCE CAM TECH                                    1515    10/2/97   ST LINE   05/00      250.00      0.00         0.00
          COMP SERVICE S. FLA                                 1515   10/10/97   ST LINE   05/00    9,741.42      0.00         0.00
          DUKANE ULTRASONIC                                   1515   10/10/97   ST LINE   05/00    5,565.00      0.00         0.00
          DIVERSIFIED POWER SOLUTIONS                         1515   10/31/97   ST LINE   05/00    2,458.00      0.00         0.00
          HEWLETT PACKARD                                     1515   10/31/97   ST LINE   05/00    4,499.80      0.00         0.00
          SIEMENS EQUIP                                       1515   10/31/97   ST LINE   10/00  468,566.64      0.00         0.00
          ELECTROVERT                                         1515   10/31/97   ST LINE   10/00   63,335.00      0.00         0.00
          MPM EQUIP                                           1515   10/31/97   ST LINE   10/00  138,601.54      0.00         0.00
          RADIAL MACHINE FROM DRI                             1515   10/31/97   ST LINE   10/00  114,000.00      0.00         0.00
          ELECTROVERT USA                                     1515    11/6/97   ST LINE   05/00    2,134.35      0.00         0.00
          DIVERSIFIED POWER SOLUTIONS                         1515   11/11/97   ST LINE   05/00    2,458.00      0.00         0.00
          PACE MACHINERY & TOOL                               1515   11/11/97   ST LINE   05/00    2,607.60      0.00         0.00
          CROWN SIMPLIMATIC                                   1515   11/12/97   ST LINE   05/00   11,304.90      0.00         0.00
          CABLESCAN                                           1515   11/17/97   ST LINE   05/00      948.70      0.00         0.00
          DUKANE ULTRASONIC                                   1515   11/17/97   ST LINE   05/00    7,500.00      0.00         0.00
          ARCO DISTRIB                                        1515   11/26/97   ST LINE   05/00      675.00      0.00         0.00
          CENTRAL AUDIO VISUAL                                1515   11/22/97   ST LINE   05/00    5,830.00      0.00         0.00
          RELOCATE NORTH LINE                                 1515   11/30/97   ST LINE   05/00    3,160.00      0.00         0.00
          BELL ELECTRIC                                       1515   12/29/97   ST LINE   05/00    5,115.00      0.00         0.00
          MECH PLUS SERVICES                                  1515   12/29/97   ST LINE   05/00    3,500.00      0.00         0.00
          CROWN SIMPLIMATIC                                   1515     1/2/98   ST LINE   05/00   33,673.02
          NATIONAL TIME SYSTEM (TIME CLOCK SYSTEM)            1515    1/28/98   ST LINE   05/00    8,259.20
          CHIPTECH COMPUTER COMPONENTS                        1515    1/20/98   ST LINE   05/00    8,674.42

-----------------------------------------------------------------------------------------------------------------------------------
  ASSET                                                         ACC DEPR      WRITE     CURRENT     ACC DEPR     WRITE      CURRENT
   NO.                    DESCRIPTION                           12-31-95       OFF       DEPR.      12-31-96      OFF        DEPR.
-----------------------------------------------------------------------------------------------------------------------------------
          REX NUNN (COMP. COMPONENTS)                               0.00                   0.00         0.00                 300.00
          CHS BEK COMPUTER COMPONENTS                               0.00                   0.00         0.00                 731.65
          CHS BEK COMPUTER COMPONENTS                               0.00                   0.00         0.00                 567.00
          SIEMENS EQUIPMENT                                         0.00                   0.00         0.00              28,294.69
          CHIP TECH COMPUTER COMPONENTS                             0.00                   0.00         0.00                 191.50
          ZYXEL ISDN ROUTER                                         0.00                   0.00         0.00                  51.40
          CHS BEK COMPUTER COMPONENTS                               0.00                   0.00         0.00                 161.20
          CHS BEK COMPUTER COMPONENTS                               0.00                   0.00         0.00                 100.80
          CHS BEK COMPUTER COMPONENTS                               0.00                   0.00         0.00                 186.60
          CHS BEK COMPUTER COMPONENTS                               0.00                   0.00         0.00                  86.40
          CURLIN INC GRAVITY CONVEYOR                               0.00                   0.00         0.00                  75.81
          CURLIN INC                                                0.00                   0.00         0.00                  67.41
          PACE MACHINERY & TOOL                                     0.00                   0.00         0.00                 863.26
          COMPAQ COMPUTER AMEX ELECTRONIC EQUIP                     0.00                   0.00         0.00                 358.76
          CHS BEK COMPUTER COMPONENTS                               0.00                   0.00         0.00                 101.90
          SIEMENS ENERGY SCANNING UNIT                              0.00                   0.00         0.00                 404.07
          SIEMENS ENERGY TRIPLE AXIS PC BOARD                       0.00                   0.00         0.00                 393.15
          SIEMENS ENERGY TRIPLE AXIS PC BOARD                       0.00                   0.00         0.00                 393.15
          CHIPTECH COMPUTER COMPONENTS                              0.00                   0.00         0.00                 153.80
          CHS BEK COMPUTER COMPONENTS                               0.00                   0.00         0.00                 157.30
          TECH DATA COMPUTER COMPONENTS                             0.00                   0.00         0.00                  43.00
          TECH DATA COMPUTER COMPONENTS                             0.00                   0.00         0.00                  73.50
          ELECTROVERT (DIFFERENCE TO BE REVERSED LATER)             0.00                   0.00         0.00                 250.00
          SIEMENS FEEDER                                            0.00                   0.00         0.00               1,104.10
          CHIPTECH COMPUTER COMPONENTS                              0.00                   0.00         0.00                 326.40
          ADVANCE CAM TECH                                          0.00                   0.00         0.00                 218.50
          BELL ELECTRICAL                                           0.00                   0.00         0.00                 249.00
          ADVANCE CAM TECH                                          0.00                   0.00         0.00                  25.00
          COMP SERVICE S. FLA                                       0.00                   0.00         0.00                 974.14
          DUKANE ULTRASONIC                                         0.00                   0.00         0.00                 556.50
          DIVERSIFIED POWER SOLUTIONS                               0.00                   0.00         0.00                 245.80
          HEWLETT PACKARD                                           0.00                   0.00         0.00                 449.96
          SIEMENS EQUIP                                             0.00                   0.00         0.00              23,428.33
          ELECTROVERT                                               0.00                   0.00         0.00               3,166.75
          MPM EQUIP                                                 0.00                   0.00         0.00               6,930.06
          RADIAL MACHINE FROM DRI                                   0.00                   0.00         0.00               5,700.00
          ELECTROVERT USA                                           0.00                   0.00         0.00                 213.44
          DIVERSIFIED POWER SOLUTIONS                               0.00                   0.00         0.00                 245.80
          PACE MACHINERY & TOOL                                     0.00                   0.00         0.00                 260.76
          CROWN SIMPLIMATIC                                         0.00                   0.00         0.00               1,130.49
          CABLESCAN                                                 0.00                   0.00         0.00                  94.87
          DUKANE ULTRASONIC                                         0.00                   0.00         0.00                 750.00
          ARCO DISTRIB                                              0.00                   0.00         0.00                  67.50
          CENTRAL AUDIO VISUAL                                      0.00                   0.00         0.00                 583.00
          RELOCATE NORTH LINE                                       0.00                   0.00         0.00                 316.00
          BELL ELECTRIC                                             0.00                   0.00         0.00                 511.50
          MECH PLUS SERVICES                                        0.00                   0.00         0.00                 350.00
          CROWN SIMPLIMATIC
          NATIONAL TIME SYSTEM (TIME CLOCK SYSTEM)
          CHIPTECH COMPUTER COMPONENTS

-----------------------------------------------------------------------------------------------------------------------
  ASSET                                                        ACC DEPR    WRITE      CURRENT    ACC DEPR         BOOK
   NO.                    DESCRIPTION                            35795      OFF        DEPR.       36160          VALUE
-----------------------------------------------------------------------------------------------------------------------
          REX NUNN (COMP. COMPONENTS)                            300.00                600.00       900.00     2,100.00
          CHS BEK COMPUTER COMPONENTS                            731.65              1,463.30     2,194.95     5,121.55
          CHS BEK COMPUTER COMPONENTS                            567.00              1,134.00     1,701.00     3,969.00
          SIEMENS EQUIPMENT                                   28,294.69             56,589.67    84,884.06   501,009.66
          CHIP TECH COMPUTER COMPONENTS                          191.50                383.00       574.50     1,340.50
          ZYXEL ISDN ROUTER                                       51.40                102.80       154.20       359.80
          CHS BEK COMPUTER COMPONENTS                            161.20                322.40       483.60     1,128.40
          CHS BEK COMPUTER COMPONENTS                            100.80                201.60       302.40       705.60
          CHS BEK COMPUTER COMPONENTS                            186.60                373.20       559.80     1,306.20
          CHS BEK COMPUTER COMPONENTS                             86.40                172.80       259.20       604.80
          CURLIN INC GRAVITY CONVEYOR                             75.81                151.62       227.43       530.68
          CURLIN INC                                              67.41                134.82       202.23       471.88
          PACE MACHINERY & TOOL                                  863.26              1,726.53     2,589.79     6,042.85
          COMPAQ COMPUTER AMEX ELECTRONIC EQUIP                  358.76                717.51     1,076.27     2,511.30
          CHS BEK COMPUTER COMPONENTS                            101.90                203.80       305.70       713.30
          SIEMENS ENERGY SCANNING UNIT                           404.07                808.14     1,212.22     2,828.50
          SIEMENS ENERGY TRIPLE AXIS PC BOARD                    393.15                786.31     1,179.46     2,752.08
          SIEMENS ENERGY TRIPLE AXIS PC BOARD                    393.15                786.31     1,179.46     2,752.08
          CHIPTECH COMPUTER COMPONENTS                           153.80                307.60       461.40     1,076.60
          CHS BEK COMPUTER COMPONENTS                            157.30                314.60       471.90     1,101.10
          TECH DATA COMPUTER COMPONENTS                           43.00                 86.00       129.00       301.00
          TECH DATA COMPUTER COMPONENTS                           73.50                147.00       220.50       514.50
          ELECTROVERT (DIFFERENCE TO BE REVERSED LATER)          250.00                500.00       750.00     1,750.00
          SIEMENS FEEDER                                       1,104.10              2,208.19     3,312.29     7,728.67
          CHIPTECH COMPUTER COMPONENTS                           326.40                652.80       979.20     2,284.80
          ADVANCE CAM TECH                                       218.50                437.00       655.50     1,529.50
          BELL ELECTRICAL                                        249.00                498.00       747.00     1,743.00
          ADVANCE CAM TECH                                        25.00                 50.00        75.00       175.00
          COMP SERVICE S. FLA                                    974.14              1,948.28     2,922.42     6,819.99
          DUKANE ULTRASONIC                                      556.50              1,113.00     1,669.50     3,895.50
          DIVERSIFIED POWER SOLUTIONS                            245.80                491.60       737.40     1,720.60
          HEWLETT PACKARD                                        449.96                899.96     1,349.94     3,149.88
          SIEMENS EQUIP                                       23,428.33             46,856.66    70,285.00   398,281.64
          ELECTROVERT                                          3,166.75              6,333.50     9,500.25    53,834.75
          MPM EQUIP                                            6,930.06             13,860.15    20,790.23   117,811.31
          RADIAL MACHINE FROM DRI                              5,700.00             11,400.00    17,100.00    96,900.00
          ELECTROVERT USA                                        213.44                426.87       640.31     1,494.05
          DIVERSIFIED POWER SOLUTIONS                            245.80                491.60       737.40     1,720.60
          PACE MACHINERY & TOOL                                  260.76                521.52       782.28     1,825.32
          CROWN SIMPLIMATIC                                    1,130.49              2,260.98     3,391.47     7,913.43
          CABLESCAN                                               94.87                189.74       284.61       664.09
          DUKANE ULTRASONIC                                      750.00              1,500.00     2,250.00     5,250.00
          ARCO DISTRIB                                            67.50                135.00       202.50       472.50
          CENTRAL AUDIO VISUAL                                   583.00              1,166.00     1,749.00     4,081.00
          RELOCATE NORTH LINE                                    316.00                632.00       948.00     2,212.00
          BELL ELECTRIC                                          511.50              1,023.00     1,534.50     3,580.50
          MECH PLUS SERVICES                                     350.00                700.00     1,050.00     2,450.00
          CROWN SIMPLIMATIC                                                          3,367.30     3,367.30    30,305.72
          NATIONAL TIME SYSTEM (TIME CLOCK SYSTEM)                                     825.92       825.92     7,433.28
          CHIPTECH COMPUTER COMPONENTS                                                 867.44       867.44     7,806.98

ACCUMULATED DEPRECIATION ACCT = 1545-0000

                           AMITEK DEPRECIATION DETAIL
                              ELECTRICAL EQUIPMENT
                                 ACCT 1515-0000

AMITEK CORPORATION
DEPRECIATION SCHEDULE BY CATEGORY

-----------------------------------------------------------------------------------------------------------------------------
   ASSET                                                      ACCT       DATE                    LIFE              COST OR
    NO.                 DESCRIPTION                            NO.     ACQUIRED      METHOD      YR/MO              BASIS
-----------------------------------------------------------------------------------------------------------------------------
             SIEMENS (SMT MACHINE)                            1515       1/1/98      ST LINE     05/00             5,952.60
             BELL ELECTRIC (SMT MACHINE)                      1515       2/3/98      ST LINE     05/00             1,075.00
             CITICORP LEASING                                 1515      2/28/98      ST LINE     10/00           140,874.00
             SANYO CITCORP (SMT MACHINE)                      1515      3/31/98      ST LINE     10/00           365,170.00
             CR TECH COPELCO 9055136Q                         1515      3/31/98      ST LINE     10/00           105,894.00
             CHIPTECH (COMPUTER COMPONENTS)                   1515      3/31/98      ST LINE     05/00             2,610.00
             INSERTECH (NEW SMT MACHING PARTS & LABOR)        1515      3/31/98      ST LINE     10/00            10,164.18
             CHIPTECH (COMPUTER COMPONENTS)                   1515      3/31/98      ST LINE     05/00             3,447.00
             SIEMENS (NEW SMT MACHINE)                        1515      3/31/98      ST LINE     10/00            29,471.32
             BELL ELECTRICAL                                  1515      3/31/98      ST LINE     10/00             3,555.00
             SIEMENS (NEW SMT MACHINE)                        1515      3/31/98      ST LINE     10/00            15,999.50
             COMPUSA (COMPAQ PC)                              1515      3/31/98      ST LINE     05/00             2,377.77
             RACAL MACHINERY                                  1515      3/31/98      ST LINE     05/00            18,000.00
             SURVEILLANCE ONE                                 1515      3/31/98      ST LINE     05/00            15,423.00
             BELL ELECTRICAL                                  1515      3/31/98      ST LINE     05/00             2,825.00
             MPS (MECHANICAL PLUS SERVICES) TRANSPORT SMT     1515      3/31/98      ST LINE     05/00             3,100.00
                                                              1515      3/31/98      ST LINE     10/00             2,706.00
             ROBERTS & ASSOCIATES                             1515      4/21/98      ST LINE     05/00             8,200.00
             SURVEILLANCE ONE                                 1515       4/2/98      ST LINE     05/00             1,802.00
             FION SYSTEK INC.                                 1515       4/3/98      ST LINE     05/00
             TECH DATA                                        1515       4/7/98      ST LINE     05/00             1,820.00
             TECH DATA                                        1515      4/27/98      ST LINE     05/00               970.00
             TECH DATA                                        1515      4/27/98      ST LINE     05/00                21.00
             TECH DATA                                        1515      4/27/98      ST LINE     05/00               540.00
             RACAL DATACOM                                    1515       5/4/98      ST LINE     05/00             2,000.00
             SEIMENS EQUIPMENT (SMT)                          1515      5/31/98      ST LINE     05/00           290,871.42
             GENRAD EQUIPMENT                                 1515      5/31/98      ST LINE     10/00           192,481.64
             FKN SYSTEK                                       1515      5/31/98      ST LINE     10/00            (3,450.00)
             CABLES TO GO                                     1515      5/31/98      ST LINE     05/00                31.68
             CABLES TO GO                                     1515      5/31/98      ST LINE     05/00                37.20
             TECH DATA                                        1515      5/31/98      ST LINE     05/00             2,310.00
             TECH DATA                                        1515      5/31/98      ST LINE     05/00               126.00
             CHIP TECH                                        1515      5/31/98      ST LINE     05/00             5,600.00
             TECH DATA                                        1515      5/31/98      ST LINE     05/00              (970.00)
             CABLES TO GO                                     1515      5/31/98      ST LINE     05/00               963.30
             CABLES TO GO                                     1515      5/31/98      ST LINE     05/00             2,265.20
             CABLES TO GO                                     1515      5/31/98      ST LINE     05/00               537.20
             CABLES TO GO                                     1515      5/31/98      ST LINE     05/00               764.00
             COMPUTER ASSOCIATES                              1515      5/31/98      ST LINE     05/00               795.00
             COMPUTER ASSOCIATES                              1515      5/31/98      ST LINE     05/00               495.00
             ROBERTS & ASSOCIATES                             1515      5/31/98      ST LINE     05/00                75.00
             DUKANE ULTRASONIC                                1515      5/31/98      ST LINE     05/00             8,995.00
             DUKANE ULTRASONIC                                1515      5/31/98      ST LINE     05/00               740.00
             DUKANE ULTRASONIC                                1515      5/31/98      ST LINE     05/00             2,200.00
             DUKANE ULTRASONIC                                1515      5/31/98      ST LINE     05/00             2,205.00
             DUKANE ULTRASONIC                                1515      5/31/98      ST LINE     05/00             2,170.00
             NORTHWEST ANALYTICAL                             1515      5/31/98      ST LINE     05/00             3,595.00
             AMERICAN EXPRESS                                 1515      5/31/98      ST LINE     05/00             1,407.17
             CABLES TO GO                                     1515      5/31/98      ST LINE     05/00                92.00
             CABLES TO GO                                     1515      5/31/98      ST LINE     05/00               106.50

----------------------------------------------------------------------------------------------------------------------------------
   ASSET                                                      ACC DEPR    CURRENT   ACC DEPR    WRITE   CURRENT   ACC DEPR   WRITE
    NO.                 DESCRIPTION                           01-01-95     DEPR.    12-31-95     OFF     DEPR.    12-31-96    OFF
----------------------------------------------------------------------------------------------------------------------------------
             SIEMENS (SMT MACHINE)
             BELL ELECTRIC (SMT MACHINE)
             CITICORP LEASING
             SANYO CITCORP (SMT MACHINE)
             CR TECH COPELCO 9055136Q
             CHIPTECH (COMPUTER COMPONENTS)
             INSERTECH (NEW SMT MACHING PARTS & LABOR)
             CHIPTECH (COMPUTER COMPONENTS)
             SIEMENS (NEW SMT MACHINE)
             BELL ELECTRICAL
             SIEMENS (NEW SMT MACHINE)
             COMPUSA (COMPAQ PC)
             RACAL MACHINERY
             SURVEILLANCE ONE
             BELL ELECTRICAL
             MPS (MECHANICAL PLUS SERVICES) TRANSPORT SMT

             ROBERTS & ASSOCIATES
             SURVEILLANCE ONE
             FION SYSTEK INC.
             TECH DATA
             TECH DATA
             TECH DATA
             TECH DATA
             RACAL DATACOM
             SEIMENS EQUIPMENT (SMT)
             GENRAD EQUIPMENT
             FKN SYSTEK
             CABLES TO GO
             CABLES TO GO
             TECH DATA
             TECH DATA
             CHIP TECH
             TECH DATA
             CABLES TO GO
             CABLES TO GO
             CABLES TO GO
             CABLES TO GO
             COMPUTER ASSOCIATES
             COMPUTER ASSOCIATES
             ROBERTS & ASSOCIATES
             DUKANE ULTRASONIC
             DUKANE ULTRASONIC
             DUKANE ULTRASONIC
             DUKANE ULTRASONIC
             DUKANE ULTRASONIC
             NORTHWEST ANALYTICAL
             AMERICAN EXPRESS
             CABLES TO GO
             CABLES TO GO

------------------------------------------------------------------------------------------------------------------------------
   ASSET                                                    CURRENT   ACC DEPR   WRITE    CURRENT      ACC DEPR        BOOK
    NO.                 DESCRIPTION                          DEPR.     35795      OFF      DEPR.        36160          VALUE
------------------------------------------------------------------------------------------------------------------------------
             SIEMENS (SMT MACHINE)                                                         595.26        595.26       5,357.34
             BELL ELECTRIC (SMT MACHINE)                                                   107.50        107.50         967.50
             CITICORP LEASING                                                            7,043.70      7,043.70     133,830.30
             SANYO CITCORP (SMT MACHINE)                                                18,258.50     18,258.50     346,911.50
             CR TECH COPELCO 9055136Q                                                    5,294.70      5,294.70     100,599.30
             CHIPTECH (COMPUTER COMPONENTS)                                                261.00        261.00       2,349.00
             INSERTECH (NEW SMT MACHING PARTS & LABOR)                                     508.21        508.21       9,655.97
             CHIPTECH (COMPUTER COMPONENTS)                                                344.70        344.70       3,102.30
             SIEMENS (NEW SMT MACHINE)                                                   1,473.57      1,473.57      27,997.75
             BELL ELECTRICAL                                                               177.75        177.75       3,377.25
             SIEMENS (NEW SMT MACHINE)                                                     799.98        799.96      15,199.53
             COMPUSA (COMPAQ PC)                                                           237.78        237.78       2,139.99
             RACAL MACHINERY                                                             1,800.00      1,800.00      16,200.00
             SURVEILLANCE ONE                                                            1,542.30      1,542.30      13,880.70
             BELL ELECTRICAL                                                               282.50        282.50       2,542.50
             MPS (MECHANICAL PLUS SERVICES) TRANSPORT SMT                                  155.00        155.00       2,945.00
                                                                                           270.60        270.60       2,435.40
             ROBERTS & ASSOCIATES                                                          820.00        820.00       7,380.00
             SURVEILLANCE ONE                                                              180.20        180.20       1,621.80
             FION SYSTEK INC.                                                                0.00          0.00           0.00
             TECH DATA                                                                     182.00        182.00       1,638.00
             TECH DATA                                                                      97.00         97.00         873.00
             TECH DATA                                                                       2.10          2.10          18.90
             TECH DATA                                                                      54.00         54.00         486.00
             RACAL DATACOM                                                                 200.00        200.00       1,800.00
             SEIMENS EQUIPMENT (SMT)                                                    14,543.57     14,543.57     276,327.85
             GENRAD EQUIPMENT                                                            9,623.08      9,623.08     182,838.58
             FKN SYSTEK                                                                   (345.00)      (345.00)     (3,105.00)
             CABLES TO GO                                                                    3.17          3.17          28.51
             CABLES TO GO                                                                    3.72          3.72          33.48
             TECH DATA                                                                     231.00        231.00       2,079.00
             TECH DATA                                                                      12.60         12.60         113.40
             CHIP TECH                                                                     560.00        560.00       5,040.00
             TECH DATA                                                                     (97.00)       (97.00)       (873.00)
             CABLES TO GO                                                                   96.33         96.33         866.97
             CABLES TO GO                                                                  226.52        226.52       2,038.68
             CABLES TO GO                                                                   53.72         53.72         483.48
             CABLES TO GO                                                                   76.40         76.40         687.60
             COMPUTER ASSOCIATES                                                            79.50         79.50         715.50
             COMPUTER ASSOCIATES                                                            49.50         49.50         445.50
             ROBERTS & ASSOCIATES                                                            7.50          7.50          87.50
             DUKANE ULTRASONIC                                                             899.50        899.50       8,095.50
             DUKANE ULTRASONIC                                                              74.00         74.00         666.00
             DUKANE ULTRASONIC                                                             220.00        220.00       1,960.00
             DUKANE ULTRASONIC                                                             220.50        220.50       1,964.50
             DUKANE ULTRASONIC                                                             271.00        271.00       2,439.00
             NORTHWEST ANALYTICAL                                                          359.50        359.50       3,325.50
             AMERICAN EXPRESS                                                              140.72        140.72       1,266.45
             CABLES TO GO                                                                    9.20          9.20          82.80
             CABLES TO GO                                                                   10.65         10.65          95.85

ACCUMULATED DEPRECIATION ACCT = 1545-0000

                           AMITEK DEPRECIATION DETAIL
                              ELECTRICAL EQUIPMENT
                                 ACCT 1515-0000

AMITEK CORPORATION
DEPRECIATION SCHEDULE BY CATEGORY

---------------------------------------------------------------------------------------------------------------------
   ASSET                                                      ACCT       DATE                    LIFE        COST OR
    NO.                 DESCRIPTION                            NO.     ACQUIRED      METHOD      YR/MO        BASIS
---------------------------------------------------------------------------------------------------------------------
             NATIONAL TIME                                    1515      6/30/98      ST LINE     05/00       3,030.86
             COMP EQUIP DELL FINANCIAL SERVICE                1515      6/30/98      ST LINE     05/00      43,246.25
             KURT WHITLK                                      1515      6/30/98      ST LINE     05/00     105,205.00
             CHIPTECH                                         1515      6/30/98      ST LINE     05/00       6,495.00
             CHIPTECH                                         1515      6/30/98      ST LINE     05/00         200.00
             CABLES TO GO                                     1515      6/30/98      ST LINE     05/00         174.15
             CABLES TO GO                                     1515      6/30/98      ST LINE     05/00          26.86
             MULTISYSTEMS BAR CODE SOLUTIONS                  1515      6/30/98      ST LINE     05/00       3,699.00
             TECH DATA                                        1515      6/30/98      ST LINE     05/00       1,377.32
             TECH DATA                                        1515      6/30/98      ST LINE     05/00         848.84
             TECH DATA                                        1515      6/30/98      ST LINE     05/00         199.84
             TECH DATA                                        1515      6/30/98      ST LINE     05/00         275.04
             PC CONNECTION                                    1515      6/30/98      ST LINE     05/00         399.00
             PC CONNECTION                                    1515      6/30/98      ST LINE     05/00       2,258.00
             HR ENTERPRISES USA                               1515      6/30/98      ST LINE     05/00       3,072.80
             HR ENTERPRISES USA                               1515      6/30/98      ST LINE     05/00          65.20
             HR ENTERPRISES USA                               1515      6/30/98      ST LINE     05/00         984.54
             HR ENTERPRISES USA                               1515      6/30/98      ST LINE     05/00         102.00
             HR ENTERPRISES USA                               1515      6/30/98      ST LINE     05/00         253.57
             BAR CODE ASSOCIATES                              1515      6/30/98      ST LINE     05/00       2,390.00
             BAR CODE ASSOCIATES                              1515      6/30/98      ST LINE     05/00         143.40
             HR ENTERPRISES USA                               1515      6/30/98      ST LINE     05/00           1.72
             SANYP NSA                                        1515      6/30/98      ST LINE     05/00      12,540.00
             CHIPTECH                                         1515      6/30/98      ST LINE     05/00       2,640.00
             CHIPTECH                                         1515      6/30/98      ST LINE     05/00         610.00
             CHIPTECH                                         1515      6/30/98      ST LINE     05/00          45.00
             PC CONNECTIONS                                   1515      6/30/98      ST LINE     05/00         499.00
             PC CONNECTIONS                                   1515      6/30/98      ST LINE     05/00       3,999.00
             CITICORP                                         1515      7/30/98      ST LINE     10/00      49,364.20
             PC CONNECTION                                    1515      7/30/98      ST LINE     05/00         (89.85)
             PC CONNECTION                                    1515      7/30/98      ST LINE     05/00          (6.95)
             CHIPTECH                                         1515      7/30/98      ST LINE     05/00       3,729.00
             CHIPTECH                                         1515      7/30/98      ST LINE     05/00         576.00
             CHIPTECH                                         1515      7/30/98      ST LINE     05/00         590.00
             ELECTROVERT USA                                  1515      7/30/98      ST LINE     05/00      99,600.00
             EMC GLOBAL TECH                                  1515      7/30/98      ST LINE     05/00      15,100.00
             EMC GLOBAL TECH                                  1515      7/30/98      ST LINE     05/00         550.00
             RON GO FORTH                                     1515      7/30/98      ST LINE     05/00       2,200.00
             MOTOROLA MFG SYSTEMS                             1515      8/30/98      ST LINE     10/00     294,320.00
             COMPUTER EQUIPMENT                               1515      8/30/98      ST LINE     05/00       3,790.00
             COMPUTER EQUIPMENT                               1515      8/30/98      ST LINE     05/00         725.00
             COMPUTER EQUIPMENT                               1515      8/30/98      ST LINE     05/00       1,750.00
             AC-1000 CART FEEDER FIR SANYO TCM 1800           1515      8/30/98      ST LINE     05/00       2,780.00
             CENTER RAIL SUPPORT OMNI FLOW                    1515      8/30/98      ST LINE     05/00       8,034.00
             RDC-2 DIGITAL CAMERA                             1515      8/30/98      ST LINE     05/00         599.00
             AC ADAPTER FOR CAMERA                            1515      8/30/98      ST LINE     05/00          29.95
             ATA FLASH CARD                                   1515      8/30/98      ST LINE     05/00         199.95
             COMPUTER EQUIPMENT                               1515      8/30/98      ST LINE     05/00         439.95
             COMPUTER EQUIPMENT                               1515      8/30/98      ST LINE     05/00       3,762.00
             COMPUTER EQUIPMENT                               1515      8/30/98      ST LINE     05/00         915.00

----------------------------------------------------------------------------------------------------------------------------------
   ASSET                                                      ACC DEPR    CURRENT   ACC DEPR    WRITE   CURRENT   ACC DEPR   WRITE
    NO.                 DESCRIPTION                           01-01-95     DEPR.    12-31-95     OFF     DEPR.    12-31-96    OFF
----------------------------------------------------------------------------------------------------------------------------------
             NATIONAL TIME
             COMP EQUIP DELL FINANCIAL SERVICE
             KURT WHITLK
             CHIPTECH
             CHIPTECH
             CABLES TO GO
             CABLES TO GO
             MULTISYSTEMS BAR CODE SOLUTIONS
             TECH DATA
             TECH DATA
             TECH DATA
             TECH DATA
             PC CONNECTION
             PC CONNECTION
             HR ENTERPRISES USA
             HR ENTERPRISES USA
             HR ENTERPRISES USA
             HR ENTERPRISES USA
             HR ENTERPRISES USA
             BAR CODE ASSOCIATES
             BAR CODE ASSOCIATES
             HR ENTERPRISES USA
             SANYP NSA
             CHIPTECH
             CHIPTECH
             CHIPTECH
             PC CONNECTIONS
             PC CONNECTIONS
             CITICORP
             PC CONNECTION
             PC CONNECTION
             CHIPTECH
             CHIPTECH
             CHIPTECH
             ELECTROVERT USA
             EMC GLOBAL TECH
             EMC GLOBAL TECH
             RON GO FORTH
             MOTOROLA MFG SYSTEMS
             COMPUTER EQUIPMENT
             COMPUTER EQUIPMENT
             COMPUTER EQUIPMENT
             AC-1000 CART FEEDER FIR SANYO TCM 1800
             CENTER RAIL SUPPORT OMNI FLOW
             RDC-2 DIGITAL CAMERA
             AC ADAPTER FOR CAMERA
             ATA FLASH CARD
             COMPUTER EQUIPMENT
             COMPUTER EQUIPMENT
             COMPUTER EQUIPMENT

------------------------------------------------------------------------------------------------------------------------------
   ASSET                                                    CURRENT   ACC DEPR   WRITE    CURRENT      ACC DEPR        BOOK
    NO.                 DESCRIPTION                          DEPR.     35795      OFF      DEPR.        36160          VALUE
------------------------------------------------------------------------------------------------------------------------------
             NATIONAL TIME                                                                 303.09        303.09       2,727.77
             COMP EQUIP DELL FINANCIAL SERVICE                                           4,324.63      4,324.63      38,921.63
             KURT WHITLK                                                                10,520.50     10,520.50      94,684.50
             CHIPTECH                                                                      649.50        649.50       5,845.50
             CHIPTECH                                                                       20.00         20.00         180.00
             CABLES TO GO                                                                   17.42         17.42         156.74
             CABLES TO GO                                                                    2.69          2.69          24.17
             MULTISYSTEMS BAR CODE SOLUTIONS                                               369.90        369.90       3,329.10
             TECH DATA                                                                     137.73        137.73       1,239.59
             TECH DATA                                                                      84.88         84.88         763.96
             TECH DATA                                                                      19.96         19.96         179.86
             TECH DATA                                                                      27.50         27.50         371.50
             PC CONNECTION                                                                  39.90         39.90         247.54
             PC CONNECTION                                                                 225.80        225.80         359.10
             HR ENTERPRISES USA                                                            307.28        307.28       2,032.20
             HR ENTERPRISES USA                                                              6.52          6.52       2,765.52
             HR ENTERPRISES USA                                                             98.45         98.45          56.68
             HR ENTERPRISES USA                                                             10.20         10.20         888.09
             HR ENTERPRISES USA                                                             25.36         25.36          91.80
             BAR CODE ASSOCIATES                                                           239.00        239.00         228.21
             BAR CODE ASSOCIATES                                                            14.34         14.34       2,151.00
             HR ENTERPRISES USA                                                              0.17          0.17         129.06
             SANYP NSA                                                                   1,254.00      1,254.00           1.55
             CHIPTECH                                                                      264.00        264.00      11,266.00
             CHIPTECH                                                                       61.00         61.00       2,376.00
             CHIPTECH                                                                        4.50          4.50         549.00
             PC CONNECTIONS                                                                 49.90         49.90          40.50
             PC CONNECTIONS                                                                399.90        399.90         449.10
             CITICORP                                                                    2,468.21      2,468.21       3,599.10
             PC CONNECTION                                                                  (8.99)        (8.99)     46,895.99
             PC CONNECTION                                                                  (0.70)        (0.70)        (80.87)
             CHIPTECH                                                                      372.90        372.90          (6.26)
             CHIPTECH                                                                       57.60         57.60       3,356.10
             CHIPTECH                                                                       59.00         59.00         518.40
             ELECTROVERT USA                                                             9,960.00      9,960.00         531.00
             EMC GLOBAL TECH                                                             1,510.00      1,510.00      89,640.00
             EMC GLOBAL TECH                                                                55.00         55.00      13,590.00
             RON GO FORTH                                                                  220.00        220.00     294,100.00
             MOTOROLA MFG SYSTEMS                                                       14,716.00     14,716.00         495.00
             COMPUTER EQUIPMENT                                                            379.00        379.00       1,960.00
             COMPUTER EQUIPMENT                                                             72.50         72.50     279,604.00
             COMPUTER EQUIPMENT                                                            175.00        175.00       3,411.00
             AC-1000 CART FEEDER FIR SANYO TCM 1800                                        278.00        278.00         652.50
             CENTER RAIL SUPPORT OMNI FLOW                                                 803.40        803.40       1,575.00
             RDC-2 DIGITAL CAMERA                                                           59.90         59.90       2,502.00
             AC ADAPTER FOR CAMERA                                                           3.00          3.00       7,230.60
             ATA FLASH CARD                                                                 20.00         20.00          26.96
             COMPUTER EQUIPMENT                                                             44.00         44.00         395.96
             COMPUTER EQUIPMENT                                                            376.20        376.20       3,385.80
             COMPUTER EQUIPMENT                                                             91.50         91.50         832.50

ACCUMULATED DEPRECIATION ACCT = 1545-0000

                           AMITEK DEPRECIATION DETAIL
                              ELECTRICAL EQUIPMENT
                                 ACCT 1515-0000

AMITEK CORPORATION
DEPRECIATION SCHEDULE BY CATEGORY

-----------------------------------------------------------------------------------------------------------------------------------
   ASSET                                               ACCT         DATE                                  LIFE           COST OR
    NO.          DESCRIPTION                            NO.       ACQUIRED              METHOD            YR/MO           BASIS
-----------------------------------------------------------------------------------------------------------------------------------
             COMPUTER EQUIPMENT                        1515        8/30/98             ST LINE            05/00           3,300.00
             COMPUTER EQUIPMENT                        1515        8/30/98             ST LINE            05/00             117.00
             COMPUTER EQUIPMENT                        1515        8/30/98             ST LINE            05/00           1,926.60
             COMPUTER EQUIPMENT                        1515        8/30/98             ST LINE            05/00             528.00
             COMPUTER EQUIPMENT                        1515        8/30/98             ST LINE            05/00             440.00
             COMPUTER EQUIPMENT                        1515        8/30/98             ST LINE            05/00             680.00
             COMPUTER EQUIPMENT                        1515        8/30/98             ST LINE            05/00             156.00
             COMPUTER EQUIPMENT                        1515        8/30/98             ST LINE            05/00           1,975.00
             COMPUTER EQUIPMENT                        1515        8/30/98             ST LINE            05/00           4,375.00
             COMPUTER EQUIPMENT                        1515        8/30/98             ST LINE            05/00             599.97
             COMPUTER EQUIPMENT                        1515        8/30/98             ST LINE            05/00             479.98
             COMPUTER EQUIPMENT                        1515        8/30/98             ST LINE            05/00           7,995.00
             COMPUTER EQUIPMENT                        1515        8/30/98             ST LINE            05/00             295.00
             COMPUTER EQUIPMENT                        1515        8/30/98             ST LINE            05/00           2,995.00
             COMPUTER EQUIPMENT                        1515        8/30/98             ST LINE            05/00             295.00
             SUPERMOLE DELUXE KIT                      1515        8/30/98             ST LINE            05/00           5,495.00
             BATTERY PACK                              1515        8/30/98             ST LINE            05/00             219.00
             SAMSUNG MACHINE                           1515        9/30/98             ST LINE            05/00          18,105.00
             SIEMENS                                   1515        9/30/98             ST LINE            05/00             650.00
             CHIPTECH                                  1515        9/30/98             ST LINE            05/00              50.00
             CHIPTECH                                  1515        9/30/98             ST LINE            05/00              90.00
             CHIPTECH                                  1515        9/30/98             ST LINE            05/00           4,398.00
             STARBOARD TECH                            1515        9/30/98             ST LINE            05/00           5,640.00
             AIRVAC                                    1515       10/31/98             ST LINE            05/00           6,151.45
             MOTOROLA MFG                              1515       10/31/98             ST LINE            05/00           3,187.00
             MOTOROLA MFG                              1515       10/31/98             ST LINE            05/00             400.00
             BELL ELECTRICAL                           1515       10/31/98             ST LINE            05/00           2,360.00
             BELL ELECTRICAL                           1515       10/31/98             ST LINE            05/00             425.00
             CHIPTECH                                  1515       10/31/98             ST LINE            05/00          49,966.00
             CHIPTECH                                  1515       10/31/98             ST LINE            05/00           1,975.00
             CHIPTECH                                  1515       10/31/98             ST LINE            05/00           4,375.00
             CHIPTECH                                  1515       10/31/98             ST LINE            05/00              12.00
             CHIPTECH                                  1515       10/31/98             ST LINE            05/00           3,970.00
             CHIPTECH                                  1515       10/31/98             ST LINE            05/00             480.00
             CHIPTECH                                  1515       10/31/98             ST LINE            05/00           2,100.00
             BELL ELECTRICAL                           1515       10/31/98             ST LINE            05/00           2,410.00
             JEMICAL SALE OF EQUIPMENT                 1515       11/30/98             ST LINE            05/00       $  (2,000.00)
             ENTERPRISE 530660 TECH BENCH 30"X60"      1515       11/30/98             ST LINE            05/00       $   3,614.00
             ENTERPRISE 515600 RISER SHELF 15"X60"     1515       11/30/98             ST LINE            05/00       $   2,117.00
             ENTERPRISE 10113L TABLE TOP 29"X61-1/4"   1515       11/30/98             ST LINE            05/00       $     218.82
             ENTERPRISE 10113R TABLE TOP 29"X61-1/4"   1515       11/30/98             ST LINE            05/00       $     218.82
             ENTERPRISE 101113 TABLE TOP 29"X61"       1515       11/30/98             ST LINE            05/00       $     211.38
             ENTERPRISE 10248 - UNDERSHELF LIGHT 48"   1515       11/30/98             ST LINE            05/00       $     819.35
             ENTERPRISE SALES TAX                      1515       11/30/98             ST LINE            05/00       $     420.00
             RECLASS SIEMANS                           1515       12/31/98             ST LINE            05/00       $  45,485.00
             BELL ELECTRICAL                           1515       12/31/98             ST LINE            05/00       $     625.00
             VIDEOJET SYSTEMS INTL                     1515       12/31/98             ST LINE            05/00       $   9,280.00
             VIDEOJET SYSTEMS INTL                     1515       12/31/98             ST LINE            05/00       $     199.00
             VIDEOJET SYSTEMS INTL                     1515       12/31/98             ST LINE            05/00       $     210.00
             VIDEOJET SYSTEMS INTL                     1515       12/31/98             ST LINE            05/00       $   1,890.00

----------------------------------------------------------------------------------------------------------------------------------
   ASSET                                                      ACC DEPR    CURRENT   ACC DEPR    WRITE   CURRENT   ACC DEPR   WRITE
    NO.                 DESCRIPTION                           01-01-95     DEPR.    12-31-95     OFF     DEPR.    12-31-96    OFF
----------------------------------------------------------------------------------------------------------------------------------
             COMPUTER EQUIPMENT
             COMPUTER EQUIPMENT
             COMPUTER EQUIPMENT
             COMPUTER EQUIPMENT
             COMPUTER EQUIPMENT
             COMPUTER EQUIPMENT
             COMPUTER EQUIPMENT
             COMPUTER EQUIPMENT
             COMPUTER EQUIPMENT
             COMPUTER EQUIPMENT
             COMPUTER EQUIPMENT
             COMPUTER EQUIPMENT
             COMPUTER EQUIPMENT
             COMPUTER EQUIPMENT
             COMPUTER EQUIPMENT
             SUPERMOLE DELUXE KIT
             BATTERY PACK
             SAMSUNG MACHINE
             SIEMENS
             CHIPTECH
             CHIPTECH
             CHIPTECH
             STARBOARD TECH
             AIRVAC
             MOTOROLA MFG
             MOTOROLA MFG
             BELL ELECTRICAL
             BELL ELECTRICAL
             CHIPTECH
             CHIPTECH
             CHIPTECH
             CHIPTECH
             CHIPTECH
             CHIPTECH
             CHIPTECH
             BELL ELECTRICAL
             JEMICAL SALE OF EQUIPMENT
             ENTERPRISE 530660 TECH BENCH 30"X60"
             ENTERPRISE 515600 RISER SHELF 15"X60"
             ENTERPRISE 10113L TABLE TOP 29"X61-1/4"
             ENTERPRISE 10113R TABLE TOP 29"X61-1/4"
             ENTERPRISE 101113 TABLE TOP 29"X61"
             ENTERPRISE 10248 - UNDERSHELF LIGHT 48"
             ENTERPRISE SALES TAX
             RECLASS SIEMANS
             BELL ELECTRICAL
             VIDEOJET SYSTEMS INTL
             VIDEOJET SYSTEMS INTL
             VIDEOJET SYSTEMS INTL
             VIDEOJET SYSTEMS INTL

-----------------------------------------------------------------------------------------------------------------------------
   ASSET                                                    CURRENT   ACC DEPR   WRITE    CURRENT      ACC DEPR       BOOK
    NO.                 DESCRIPTION                          DEPR.     35795      OFF      DEPR.        36160         VALUE
-----------------------------------------------------------------------------------------------------------------------------
             COMPUTER EQUIPMENT                                                           330.00        330.00      2,970.00
             COMPUTER EQUIPMENT                                                            11.70         11.70        105.30
             COMPUTER EQUIPMENT                                                           192.68        192.68      1,733.94
             COMPUTER EQUIPMENT                                                            52.80         52.80        475.20
             COMPUTER EQUIPMENT                                                            44.00         44.00        396.00
             COMPUTER EQUIPMENT                                                            68.00         68.00        612.00
             COMPUTER EQUIPMENT                                                            15.60         15.60        140.40
             COMPUTER EQUIPMENT                                                           197.50        197.50      1,777.50
             COMPUTER EQUIPMENT                                                           437.50        437.50      3,937.50
             COMPUTER EQUIPMENT                                                            60.00         60.00        539.97
             COMPUTER EQUIPMENT                                                            48.00         48.00        431.98
             COMPUTER EQUIPMENT                                                           799.50        799.50      7,195.50
             COMPUTER EQUIPMENT                                                            29.50         29.50        265.50
             COMPUTER EQUIPMENT                                                           299.50        299.50      2,695.50
             COMPUTER EQUIPMENT                                                            29.50         29.50        265.50
             SUPERMOLE DELUXE KIT                                                         549.50        549.50      4,945.20
             BATTERY PACK                                                                  21.90         21.90        197.10
             SAMSUNG MACHINE                                                              905.25        905.25     17,199.75
             SIEMENS                                                                       65.00         65.00        585.00
             CHIPTECH                                                                       5.00          5.00         45.00
             CHIPTECH                                                                       9.00          9.00         81.00
             CHIPTECH                                                                     439.80        439.80      3,958.20
             STARBOARD TECH                                                               564.00        564.00      5,076.00
             AIRVAC                                                                       615.15        615.15      5,536.31
             MOTOROLA MFG                                                                 318.70        318.70      2,868.30
             MOTOROLA MFG                                                                  40.00         40.00        360.00
             BELL ELECTRICAL                                                              236.00        236.00      2,124.00
             BELL ELECTRICAL                                                               42.50         42.50        382.50
             CHIPTECH                                                                     499.60        499.60      4,496.40
             CHIPTECH                                                                     197.50        197.50      1,777.50
             CHIPTECH                                                                     437.50        437.50      3,937.50
             CHIPTECH                                                                       1.20          1.20         10.80
             CHIPTECH                                                                     397.00        397.00      3,573.00
             CHIPTECH                                                                      48.00         48.00        432.00
             CHIPTECH                                                                     210.00        210.00      1,890.00
             BELL ELECTRICAL                                                              241.00        241.00      2,169.00
             JEMICAL SALE OF EQUIPMENT                                                   (200.00)      (200.00)    (1,800.00)
             ENTERPRISE 530660 TECH BENCH 30"X60"                                         361.40        361.40      3,252.60
             ENTERPRISE 515600 RISER SHELF 15"X60"                                        211.76        211.76      1,905.60
             ENTERPRISE 10113L TABLE TOP 29"X61-1/4"                                       21.88         21.88        196.94
             ENTERPRISE 10113R TABLE TOP 29"X61-1/4"                                       21.88         21.88        196.94
             ENTERPRISE 101113 TABLE TOP 29"X61"                                           21.14         21.14        190.24
             ENTERPRISE 10248 - UNDERSHELF LIGHT 48"                                       61.94         61.94        557.42
             ENTERPRISE SALES TAX                                                          42.00         42.00        378.00
             RECLASS SIEMANS                                                            4,548.50      4,548.50     40,936.50
             BELL ELECTRICAL                                                               62.50         62.50        562.50
             VIDEOJET SYSTEMS INTL                                                        928.00        928.00      8,352.00
             VIDEOJET SYSTEMS INTL                                                         19.90         19.90        179.10
             VIDEOJET SYSTEMS INTL                                                         21.00         21.00        189.00
             VIDEOJET SYSTEMS INTL                                                        189.00        189.00      1,701.00

ACCUMULATED DEPRECIATION ACCT = 1545-0000

                           AMITEK DEPRECIATION DETAIL
                              ELECTRICAL EQUIPMENT
                                 ACCT 1515-0000

AMITEK CORPORATION
DEPRECIATION SCHEDULE BY CATEGORY

-----------------------------------------------------------------------------------------------------------------------------------
  ASSET                                                       ACCT     DATE               LIFE    COST OR     ACC DEPR     CURRENT
   NO.                    DESCRIPTION                          NO.   ACQUIRED    METHOD   YR/MO     BASIS     01-01-95      DEPR.
-----------------------------------------------------------------------------------------------------------------------------------
          VIDEOJET SYSTEMS INTL                               1515   12/31/96   ST LINE   05/00  $    1,322.06
          MARSHALL INDUSTRIES                                 1515   12/31/96   ST LINE   05/00  $      965.00
          VIDEOJET SYSTEMS INTL                               1515   12/31/96   ST LINE   05/00  $     (627.34)
          OKI TELECOM                                         1515   12/31/96   ST LINE   05/00  $      995.00
          OKI TELECOM                                         1515   12/31/96   ST LINE   05/00  $      995.00
          OKI TELECOM                                         1515   12/31/96   ST LINE   05/00  $      995.00

                                                                                                  5,034,582.98

-----------------------------------------------------------------------------------------------------------------------------------
  ASSET                                                         ACC DEPR      WRITE     CURRENT     ACC DEPR     WRITE      CURRENT
   NO.                    DESCRIPTION                           12-31-95       OFF       DEPR.      12-31-96      OFF        DEPR.
-----------------------------------------------------------------------------------------------------------------------------------
          VIDEOJET SYSTEMS INTL
          MARSHALL INDUSTRIES
          VIDEOJET SYSTEMS INTL
          OKI TELECOM
          OKI TELECOM
          OKI TELECOM

--------------------------------------------------------------------------------------------------------------------------------
  ASSET                                                        ACC DEPR    WRITE         CURRENT        ACC DEPR          BOOK
   NO.                    DESCRIPTION                            35795      OFF           DEPR.          36160           VALUE
--------------------------------------------------------------------------------------------------------------------------------
          VIDEOJET SYSTEMS INTL                                                            132.21          132.21       1,189.87
          MARSHALL INDUSTRIES                                                               96.50           96.50         868.50
          VIDEOJET SYSTEMS INTL                                                            (62.73)         (62.73)       (564.61)
          OKI TELECOM                                                                       99.50           99.50         895.50
          OKI TELECOM                                                                       99.50           99.50         895.50
          OKI TELECOM                                                                       99.50           99.50         895.50

                                                              695,972.72   6,487.05    482,411.05    1,105,210.84

ACCUMULATED DEPRECIATION ACCT = 1545-0000

                           AMITEK DEPRECIATION DETAIL
                                 PHONE EQUIPMENT
                                    ACCT 1516

AMITEK CORPORATION
DEPRECIATION SCHEDULE BY CATEGORY

-----------------------------------------------------------------------------------------------------------------------------------
  ASSET                                                       ACCT     DATE               LIFE    COST OR     ACC DEPR     CURRENT
   NO.                    DESCRIPTION                          NO.   ACQUIRED    METHOD   YR/MO     BASIS     01-01-95      DEPR.
-----------------------------------------------------------------------------------------------------------------------------------
          PHONE SYSTEM                                        1516    3/31/96   ST LINE   07/00  34,820.44
          PHONE SYSTEM                                        1516    1/15/97   ST LINE   07/00   4,641.19
          PHONE SYSTEM                                        1516     1/1/98   ST LINE   07/00   7,632.00
          PHONE SYSTEM                                        1516     3/1/98   ST LINE   07/00   1,144.80
          PHONE SYSTEM                                        1516     3/1/98   ST LINE   07/00   1,144.80
          PHONE SYSTEM                                        1516     3/1/98   ST LINE   07/00     538.62
          PHONE SYSTEM                                        1516     3/1/98   ST LINE   07/00     920.08
          PHONE SYSTEM                                        1516     7/1/98   ST LINE   07/00   1,418.28
          PHONE SYSTEM                                        1516     7/1/98   ST LINE   07/00     373.12
          PHONE SYSTEM                                        1516     7/1/98   ST LINE   07/00   1,852.88
          PHONE SYSTEM                                        1516     7/1/98   ST LINE   07/00   1,584.70
          PHONE SYSTEM                                        1516     9/3/98   ST LINE   07/00   2,033.08
          PHONE SYSTEM                                        1516    10/1/98   ST LINE   07/00   1,684.87
          PHONE SYSTEM                                        1516    10/1/98   ST LINE   07/00     326.48
          PHONE SYSTEM                                        1516    10/1/98   ST LINE   07/00     475.41

                                                                                                 60,590.75

-----------------------------------------------------------------------------------------------------------------------------------
  ASSET                                                         ACC DEPR      WRITE    CURRENT     ACC DEPR      WRITE     CURRENT
   NO.                    DESCRIPTION                           12-31-95       OFF      DEPR.      12-31-96       OFF       DEPR.
-----------------------------------------------------------------------------------------------------------------------------------
          PHONE SYSTEM                                                                2,487.17     2,487.17               4,974.35
          PHONE SYSTEM                                                                                                      331.51
          PHONE SYSTEM
          PHONE SYSTEM
          PHONE SYSTEM
          PHONE SYSTEM
          PHONE SYSTEM
          PHONE SYSTEM
          PHONE SYSTEM
          PHONE SYSTEM
          PHONE SYSTEM
          PHONE SYSTEM
          PHONE SYSTEM
          PHONE SYSTEM
          PHONE SYSTEM

-------------------------------------------------------------------------------------------------------------------------
  ASSET                                                        ACC DEPR    WRITE       CURRENT     ACC DEPR       BOOK
   NO.                    DESCRIPTION                            35795      OFF         DEPR.        36160        VALUE
-------------------------------------------------------------------------------------------------------------------------
          PHONE SYSTEM                                         7,461.52                4,974.35    12,435.87    22,384.57
          PHONE SYSTEM                                           331.51                  663.03       994.54     3,646.65
          PHONE SYSTEM                                                                   545.14       545.14     7,066.86
          PHONE SYSTEM                                                                    81.77        81.77     1,063.03
          PHONE SYSTEM                                                                    81.77        81.77     1,063.03
          PHONE SYSTEM                                                                    38.47        38.47       500.15
          PHONE SYSTEM                                                                    65.72        65.72       854.36
          PHONE SYSTEM                                                                   101.31       101.31     1,316.97
          PHONE SYSTEM                                                                    26.65        26.65       346.47
          PHONE SYSTEM                                                                   132.35       132.35     1,720.53
          PHONE SYSTEM                                                                   113.19       113.19     1,471.51
          PHONE SYSTEM                                                                   145.22       145.22     1,887.86
          PHONE SYSTEM                                                                   120.35       120.35     1,564.52
          PHONE SYSTEM                                                                    23.32        23.32       303.16
          PHONE SYSTEM                                                                    33.96        33.96       441.45

                                                               7,793.03                7,146.60    14,939.63    45,651.12

ACCUMULATED DEPRECIATION ACCT = 1517-0000

                           AMITEK DEPRECIATION DETAIL
                             FURNITURE AND FIXTURES
                                    ACCT 1510

AMITEK CORPORATION
DEPRECIATION SCHEDULE BY CATEGORY

--------------------------------------------------------------------------------------------------------------------------------
  ASSET                                ACCT     DATE               LIFE    COST OR     ACC DEPR     CURRENT   ACC DEPR   WRITE
   NO.                  DESCRIPTION     NO.   ACQUIRED    METHOD   YR/MO     BASIS     01-01-95      DEPR.    12-31-95   OFF
--------------------------------------------------------------------------------------------------------------------------------
        CARPET                          1510  12-03-92   200% DB   07/00S     750.00       381.12     52.70     433.82
        FURNITURE AND FIXTURES          1510  01-31-93   ST LINE   05/00      546.00       163.80    109.20     273.00
        FURNITURE/FIXTURES ADDS-1994    1510  06-30-94   ST LINE   07/00   38,214.42     2,729.60  5,459.20   8,188.80
        FURNITURE/FIXTURES ADDS-1995    1510  06-30-95   ST LINE   07/00   13,315.18         0.00    964.11     964.11
        FURNITURE/FIXTURES ADDS-1996    1510  01-15-96   ST LINE   07/00    2,778.19                   0.00       0.00
        FURNITURE/FIXTURES ADDS-1997    1510   1/15/97   ST LINE   07/00   30,612.40    86,216.19
        STARBOARD TECHNOLOGY            1510    5/4/98   ST LINE   07/00      270.00
        STARBOARD TECHNOLOGY            1510    5/4/98   ST LINE   07/00       16.20
        STARBOARD TECHNOLOGY            1510    5/4/98   ST LINE   07/00      540.00
        STARBOARD TECHNOLOGY            1510    5/4/98   ST LINE   07/00       32.40
        SARRAFF & SONS                  1510   5/16/98   ST LINE   07/00      999.60
        SARRAFF & SONS                  1510   5/16/98   ST LINE   07/00    4,536.00
        SARRAFF & SONS                  1510   5/16/98   ST LINE   07/00      148.68
        SARRAFF & SONS                  1510   5/16/98   ST LINE   07/00      369.48

                                                                             93,128.55

-----------------------------------------------------------------------------------------------------------------------------------
  ASSET                                CURRENT   ACC DEPR  WRITE  CURRENT   ACC DEPR     WRITE     CURRENT     ACC DEPR     BOOK
   NO.                  DESCRIPTION     DEPR.    12-31-96   OFF     DEPR.     35795       OFF        DEPR.      36160       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        CARPET                            90.34     524.16           53.57     577.73                 172.27      750.00      (0.00)
        FURNITURE AND FIXTURES           109.20     382.20           39.00     421.20                 109.20      530.40      15.60
        FURNITURE/FIXTURES ADDS-1994   5,459.20  13,648.00        2,729.60  15,001.62               5,459.20   20,460.82  17,753.60
        FURNITURE/FIXTURES ADDS-1995   1,902.17   2,866.28        1,902.17   4,768.45               1,902.17    6,670.62   6,644.56
        FURNITURE/FIXTURES ADDS-1996     396.88     396.88          198.44     595.32                 396.88      992.21   1,785.98
        FURNITURE/FIXTURES ADDS-1997   2,186.60   2,186.60        2,186.60   4,373.20  25,737.52    4,373.20    8,746.40  21,866.00
        STARBOARD TECHNOLOGY                                                                           19.29       19.29     250.71
        STARBOARD TECHNOLOGY                                                                            1.16        1.16      15.04
        STARBOARD TECHNOLOGY                                                                           38.57       38.57     501.43
        STARBOARD TECHNOLOGY                                                                            2.31        2.31      30.09
        SARRAFF & SONS                                                                                 71.40       71.40     928.20
        SARRAFF & SONS                                                                                324.00      324.00   4,212.00
        SARRAFF & SONS                                                                                 10.62       10.62     138.06
        SARRAFF & SONS                                                                                 26.39       26.39     343.09

                                                                              25,737.52            12,906.67   38,644.19

ACCUMULATED DEPRECIATION ACCT = 1520-0000

                           AMITEK DEPRECIATION DETAIL
                             LEASEHOLD IMPROVEMENTS
                                    ACCT 1550

AMITEK CORPORATION
DEPRECIATION SCHEDULE BY CATEGORY

----------------------------------------------------------------------------------------------------------------------------------
  ASSET                                  ACCT     DATE               LIFE    COST OR    ACC DEPR     CURRENT    ACC DEPR   WRITE
   NO.                   DESCRIPTION      NO.   ACQUIRED    METHOD   YR/MO     BASIS    01-01-95      DEPR.     12-31-95   OFF
----------------------------------------------------------------------------------------------------------------------------------
         LEASEHOLD IMPROVEMENTS           1550  06/30/95   ST LINE   07/00   26,632.40                341.44      341.44
         LEASEHOLD IMPROVEMENTS           1550   1/15/97   ST LINE   07/00   11,598.32
         STRZELECKI                       1550   1/15/97   ST LINE   07/00      725.00
         LIGHTING FIXTURE                 1550    4/1/98   ST LINE   07/00    3,525.00
         HIGH BAY LIGHTING                1550    5/1/98   ST LINE   07/00    2,115.00
         LIGHTING FIXTURES PURCHASING     1550    6/1/98   ST LINE   07/00    2,570.00
         STRZELECKI                       1550    6/1/98   ST LINE   07/00    1,460.00
         STRZELECKI                       1550    7/1/99   ST LINE   07/00    2,920.00
         ROOF WORK A/C UNIT               1550    7/1/98   ST LINE   07/00    2,400.00
         L/H IMPROVEMENT (NEED DETAIL)    1550    7/1/98   ST LINE   07/00      932.80
         INSTALL NEW A/C                  1550    7/1/98   ST LINE   07/00   23,150.00
         SCREEN BUILDERS                  1550    8/1/98   ST LINE   07/00    3,400.00
         STRZELECKI                       1550    8/1/98   ST LINE   07/00    2,765.00
         STRZELECKI                       1550    8/1/98   ST LINE   07/00      665.00
         SCREEN BUILDERS                  1550    8/1/98   ST LINE   07/00   15,314.00
         STRZELECKI                       1550    8/1/98   ST LINE   07/00      665.00
         STRZELECKI                       1550    8/1/98   ST LINE   07/00    2,125.00
         LEES HOUSE OF RUGS               1550    8/1/98   ST LINE   07/00      789.76
         FANS & DUCTWORK                  1550    8/1/98   ST LINE   07/00    3,340.00
         ELECTRICAL (NEW BATHROOM)        1550    8/1/98   ST LINE   07/00      120.00
         WALDO GUY                        1550    9/1/98   ST LINE   07/00    2,000.00
         SCREEN BUILDERS                  1550    9/1/98   ST LINE   07/00   14,971.00
         STRZELECKI                       1550    9/1/98   ST LINE   07/00    1,062.50
         SCREEN BUILDERS                  1550    9/1/98   ST LINE   07/00    3,743.00
         SOUTHERN AWNING                  1550    9/1/98   ST LINE   07/00    2,185.00
         BOLT FIRE PROTECTION             1550    9/1/98   ST LINE   07/00      756.00
         STRZELECKI                       1550    9/1/98   ST LINE   07/00    1,062.50
         LEES HOUSE OF RUGS               1550    9/1/98   ST LINE   07/00      146.55
         BELL ELECTRICAL                  1550    9/1/98   ST LINE   07/00    1,875.00
         BELL ELECTRICAL                  1550    9/1/98   ST LINE   07/00    6,275.00
         MECH SERVICE PLUS                1550    9/1/98   ST LINE   07/00    3,600.00
         M14CHEE FILTER                   1550    9/1/98   ST LINE   07/00      194.28
         MECH SERVICE PLUS                1550    9/1/98   ST LINE   07/00    6,000.00
         BELL ELECTRICAL                  1550    9/1/98   ST LINE   07/00   13,755.00
         WALDO GUY                        1550   10/1/98   ST LINE   07/00    2,000.00
         HIGH REACH                       1550   10/1/98   ST LINE   07/00      481.77
         WIRE PARTITION                   1550   10/1/98   ST LINE   07/00    1,169.18
         L/H IMPROVEMENT (NEED DETAIL)    1550   10/1/98   ST LINE   07/00    6,440.00
         HIGH REACH                       1550   11/1/98   ST LINE   07/00      402.27
         HIGH REACH                       1550   12/1/98   ST LINE   07/00      560.28
         BELL ELECTRICAL                  1550   12/1/98   ST LINE   07/00      230.00
         BELL ELECTRICAL                  1550   12/1/98   ST LINE   07/00      325.00
         BELL ELECTRICAL                  1550   12/1/98   ST LINE   07/00    1,150.00

                                                                            177,596.61

------------------------------------------------------------------------------------------------------------------------------------
  ASSET                                  CURRENT   ACC DEPR  WRITE  CURRENT   ACC DEPR     WRITE    CURRENT    ACC DEPR      BOOK
   NO.                   DESCRIPTION      DEPR.    12-31-96   OFF    DEPR.   December-97    OFF       DEPR.   December-97    VALUE
------------------------------------------------------------------------------------------------------------------------------------
         LEASEHOLD IMPROVEMENTS            682.88   1,024.32          682.88   1,707.21             11,608.99  13,316.20   13,316.20
         LEASEHOLD IMPROVEMENTS                                       148.70     148.70              1,656.90   1,805.90    9,792.42
         STRZELECKI                                                                                     51.79      51.79      673.21
         LIGHTING FIXTURE                                                                              251.79     251.79    3,273.21
         HIGH BAY LIGHTING                                                                             151.07     151.07    1,963.93
         LIGHTING FIXTURES PURCHASING                                                                  183.57     183.57    2,386.43
         STRZELECKI                                                                                    104.29     104.29    1,355.71
         STRZELECKI                                                                                    206.57     206.57    2,711.43
         ROOF WORK A/C UNIT                                                                            171.43     171.43    2,228.57
         L/H IMPROVEMENT (NEED DETAIL)                                                                  66.63      66.63      866.17
         INSTALL NEW A/C                                                                             1,653.57   1,653.57   21,496.43
         SCREEN BUILDERS                                                                               242.86     242.86    3,157.14
         STRZELECKI                                                                                    197.50     197.50    2,567.50
         STRZELECKI                                                                                     47.50      47.50      617.50
         SCREEN BUILDERS                                                                             1,093.86   1,093.86   14,220.14
         STRZELECKI                                                                                     47.50      47.50      617.50
         STRZELECKI                                                                                    151.79     151.79    1,973.21
         LEES HOUSE OF RUGS                                                                             56.41      56.41      733.35
         FANS & DUCTWORK                                                                               238.57     238.57    3,101.43
         ELECTRICAL (NEW BATHROOM)                                                                       8.57       8.57      111.43
         WALDO GUY                                                                                     142.86     142.86    1,857.14
         SCREEN BUILDERS                                                                             1,069.36   1,069.36   13,901.64
         STRZELECKI                                                                                     75.89      75.89      986.61
         SCREEN BUILDERS                                                                               267.36     267.36    3,475.64
         SOUTHERN AWNING                                                                               156.07     156.07    2,028.93
         BOLT FIRE PROTECTION                                                                           54.00      54.00      702.00
         STRZELECKI                                                                                     75.89      75.89      986.61
         LEES HOUSE OF RUGS                                                                             10.47      10.47      136.08
         BELL ELECTRICAL                                                                               133.93     133.93    1,741.07
         BELL ELECTRICAL                                                                               448.21     448.21    5,826.79
         MECH SERVICE PLUS                                                                             257.14     257.14    3,342.86
         M14CHEE FILTER                                                                                 13.88      13.88      180.40
         MECH SERVICE PLUS                                                                             428.57     428.57    5,571.43
         BELL ELECTRICAL                                                                               962.50     962.50   12,772.50
         WALDO GUY                                                                                     142.86     142.86    1,857.14
         HIGH REACH                                                                                     34.41      34.41      447.36
         WIRE PARTITION                                                                                 83.51      83.51    1,085.67
         L/H IMPROVEMENT (NEED DETAIL)                                                                 460.00     460.00    5,980.00
         HIGH REACH                                                                                     28.73      28.73      373.54
         HIGH REACH                                                                                     40.02      40.02      520.26
         BELL ELECTRICAL                                                                                16.43      16.43      213.57
         BELL ELECTRICAL                                                                                23.21      23.21      301.79
         BELL ELECTRICAL                                                                                82.14      82.14    1,067.86

                                                                               1,855.90             23,220.60  25,076.50

ACCUMULATED DEPRECIATION ACCT = 1555-0000

                           AMITEK DEPRECIATION DETAIL
                              ELECTRICAL EQUIPMENT
                                 ACCT 1515-0000

AMITEK CORPORATION
DEPRECIATION SCHEDULE BY CATEGORY

------------------------------------------------------------------------------------------------------------------------------------
  ASSET                                                       ACCT     DATE               LIFE    COST OR       ACC DEPR    CURRENT
   NO.                    DESCRIPTION                          NO.   ACQUIRED    METHOD   YR/MO     BASIS       01-01-95     DEPR.
------------------------------------------------------------------------------------------------------------------------------------
          ELECTRIC WORK                                       1515   11-19-92   200% DB   07/00    4,478.00      2,274.94     629.45
          EASTERN ELEC - CONVEYOR SYSTEM                      1515   10-31-92   200% DB   05/00    3,807.00      2,505.00     520.80
          EASTERN ELEC - WAVE SOLDERER                        1515   10-31-92   200% DB   05/00                $11,843.98  $2,462.41
          EASTERN ELEC - WAVE SOLDER                          1515   10-31-92   200% DB   05/00   20,000.00     13,159.97   2,736.01
          EASTERN ELEC - PREP EQUIPMENT                       1515   10-31-92   200% DB   05/00      900.00        592.20     123.12
          REFLOW OVEN                                         1515   12-22-92   200% DB   05/00   13,721.00      9,028.40   1,877.04
          POWER SUPPLY                                        1515   11-17-92   200% DB   05/00      947.00        623.00     129.60
          WAVE SOLDER CONNECTION                              1515   11-25-92   200% DB   05/00   12,075.00      7,945.44   1,651.82
          MULTIMOD(DOWN PAYMENT)                              1515   12-16-92   200% DB   05/00   12,500.00      8,225.00   1,710.00
          AIR COMPRESSOR TANK                                 1515   10-07-92   200% DB   05/00    2,645.00      1,740.42     361.87
          BUILDING SUPPLIES                                   1515   12-01-92   200% DB   05/00S      82.00         53.92       5.62
          CONVEYORS AND FEEDERS                               1515   12-28-92   200% DB   05/00    7,003.00      4,609.20     958.32
          GENRAD PC BOARD TESTER - DOWN PAYMENT               1515   01-15-93   ST LINE   05/00   11,400.00      3,420.00   2,280.00
          ELEC EQUIP - BRUCE RIENDEAU                         1515   02-26-93   ST LINE   05/00    1,110.00        333.00     222.00
          ELEC EQUIP - BOARD HOLDER                           1515   02-26-93   ST LINE   05/00    1,500.00        450.00     300.00
          ELEC EQUIP - HEPCO PREP SET                         1515   02-26-93   ST LINE   05/00    2,645.00        793.50     529.00
          ELEC EQUIP - GENRAD PCB TEST (FINAL PAY)            1515   03-31-93   ST LINE   05/00    7,600.00      2,280.00   1,520.00
          ELEC EQUIP - MULTI-MOD(FINAL PAYMENT)               1515   03-31-93   ST LINE   05/00   12,500.00      3,750.00   2,500.00
          ELEC EQUIP - VCD SURFACE MOUNT MACHINE              1515   04-30-93   ST LINE   05/00   33,000.00      9,900.00   6,600.00
          ELEC EQUIP - DISPENSOR                              1515   04-30-93   ST LINE   05/00   10,000.00      3,000.00   2,000.00
          ELEC EQUIP - SEQUENCER                              1515   04-30-93   ST LINE   05/00   24,000.00      7,200.00   4,800.00
          ELEC EQUIP - O TEST INC.                            1515   05-31-93   ST LINE   05/00    1,250.00        375.00     250.00
          ELEC EQUIP - ADJ., FRT TO CAP (LINE ITEM 22)        1515   05-31-93   ST LINE   05/00    3,974.00      1,192.20     794.80
          CAPITILIZED SALES TAX                               1515   07-31-93   ST LINE   05/00   14,552.00      4,365.60   2,910.40
          ELEC EQUIP - FHP 4000 W/FEEDERS                     1515   08-31-93   ST LINE   05/00   25,000.00      7,500.00   5,000.00
          ELEC EQUIP - BGK REFLOW OVEN                        1515   08-31-93   ST LINE   05/00   10,000.00      3,000.00   2,000.00
          ELEC EQUIP - COMPUTER ACCESSORIES                   1515   12-31-93   ST LINE   05/00    1,327.22        398.24     265.49
          ELEC EQUIP - BURN-IN ROOM                           1515   12-31-93   ST LINE   05/00    2,774.02        832.36     554.91
------------------------------------------------------------------------------------------------------------------------------------
          ELEC EQUIP - ADJ., SALE OF MACHINE                  1515   01-31-94   ST LINE   05/00    1,500.00        120.31     240.62
------------------------------------------------------------------------------------------------------------------------------------
          ELEC EQUIP - AIR COMPRESSOR                         1515   02-24-94   ST LINE   05/00    2,495.00        200.12     400.23
          ELEC EQUIP - OSCILLOSCOPE                           1515   02-14-94   ST LINE   05/00    2,846.37        228.30     456.59
          ELEC EQUIP - ADDITIONAL COMPUTER MEMORY             1515   02-14-94   ST LINE   05/00      608.00         48.77      97.53
          ELEC EQUIP - PARTS SCALE                            1515   03-17-94   ST LINE   05/00      850.00         68.18     136.35
          ELEC EQUIP - 2-ZOOM STEREO MICROSCOPES              1515   03-21-94   ST LINE   05/00    1,855.00        148.78     297.57
           - LOOSE PARTS FEEDER                               1515   05-31-94   ST LINE   05/00    1,321.30        134.89     269.78
           - LEAD PROCESSOR                                   1515   05-31-94   ST LINE   05/00      810.90         82.78     165.57
           - REEL HOLDER                                      1515   05-31-94   ST LINE   05/00      115.00         11.74      23.48
           - HP LASER JET PRINTER                             1515   05-31-94   ST LINE   05/00    1,546.54        157.88     315.77
           - CONTACT SERVICE CALL                             1515   05-31-94   ST LINE   05/00    1,200.00        122.51     245.01
           - AVEX                                             1515   05-31-94   ST LINE   05/00      700.00         71.46     142.92
           - NU/ERA WAVE SOLDER MACHINE - COP #1              1515   05-31-94   ST LINE   05/00   39,112.40      3,992.91   7,985.80
           - QUAD SCREEN PRINTER - COP #2                     1515   05-31-94   ST LINE   05/00   38,417.78      3,921.99   7,843.98
           - WORK STATIONS AND SLIDE-LINE - COP #3            1515   05-31-94   ST LINE   05/00    7,347.17        750.06   1,500.12
           - INCLINE FEEDER CONVEYOR - COP #4                 1515   05-31-94   ST LINE   05/00    3,617.80        369.33     738.67
           - CM5000 WAVE UNLOAD BELT - COP #4                 1515   05-31-94   ST LINE   05/00    6,000.00        612.53   1,225.06
           - Q CORP MASS LEAD TRIMMER                         1515   07-31-94   ST LINE   05/00    1,060.00        106.01     212.02

-----------------------------------------------------------------------------------------------------------------------------------
  ASSET                                                      ACC DEPR    WRITE     CURRENT     ACC DEPR       WRITE        CURRENT
   NO.                    DESCRIPTION                        12-31-95     OFF       DEPR.      12-31-96        OFF          DEPR.
-----------------------------------------------------------------------------------------------------------------------------------
          ELECTRIC WORK                                       2,904.39              449.60     3,353.99                      321.15
          EASTERN ELEC - CONVEYOR SYSTEM                      3,025.80              312.48     3,338.28                      187.49
          EASTERN ELEC - WAVE SOLDERER                      $14,306.40           $1,477.44    15,783.84    $(18,000.00)   (6,313.54)
          EASTERN ELEC - WAVE SOLDER                         15,895.98            1,641.61    17,537.59                      984.96
          EASTERN ELEC - PREP EQUIPMENT                         715.32               73.87       789.19                       44.32
          REFLOW OVEN                                        10,905.44            1,126.22    12,031.66                      675.74
          POWER SUPPLY                                          752.60               77.76       830.36                       46.66
          WAVE SOLDER CONNECTION                              9,597.26              991.10    10,588.36                      594.66
          MULTIMOD(DOWN PAYMENT)                              9,935.00            1,026.00    10,961.00                      615.60
          AIR COMPRESSOR TANK                                 2,102.19              217.12     2,319.41                      130.28
          BUILDING SUPPLIES                                      59.54                8.96        68.50                        5.39
          CONVEYORS AND FEEDERS                               5,567.52              574.99     6,142.51                      345.00
          GENRAD PC BOARD TESTER - DOWN PAYMENT               5,700.00            2,280.00     7,980.00                    2,280.00
          ELEC EQUIP - BRUCE RIENDEAU                           555.00              222.00       777.00                      222.00
          ELEC EQUIP - BOARD HOLDER                             750.00              300.00     1,050.00                      300.00
          ELEC EQUIP - HEPCO PREP SET                         1,322.50              529.00     1,851.50                      529.00
          ELEC EQUIP - GENRAD PCB TEST (FINAL PAY)            3,800.00            1,520.00     5,320.00                    1,520.00
          ELEC EQUIP - MULTI-MOD(FINAL PAYMENT)               6,250.00            2,500.00     8,750.00                    2,500.00
          ELEC EQUIP - VCD SURFACE MOUNT MACHINE             16,500.00            6,600.00    23,100.00                    6,600.00
          ELEC EQUIP - DISPENSOR                              5,000.00            2,000.00     7,000.00                    2,000.00
          ELEC EQUIP - SEQUENCER                             12,000.00            4,800.00    16,800.00                    4,800.00
          ELEC EQUIP - O TEST INC.                              625.00              250.00       875.00                      250.00
          ELEC EQUIP - ADJ., FRT TO CAP (LINE ITEM 22)        1,987.00              794.80     2,781.80                      794.80
          CAPITILIZED SALES TAX                               7,276.00            2,910.40    10,186.40                    2,910.40
          ELEC EQUIP - FHP 4000 W/FEEDERS                    12,500.00            5,000.00    17,500.00                    5,000.00
          ELEC EQUIP - BGK REFLOW OVEN                        5,000.00            2,000.00     7,000.00                    2,000.00
          ELEC EQUIP - COMPUTER ACCESSORIES                     663.73              265.44       929.17                      265.44
          ELEC EQUIP - BURN-IN ROOM                           1,387.27              554.80     1,942.07                      554.80
-----------------------------------------------------------------------------------------------------------------------------------
          ELEC EQUIP - ADJ., SALE OF MACHINE                    360.93              300.00       660.93                      300.00
-----------------------------------------------------------------------------------------------------------------------------------
          ELEC EQUIP - AIR COMPRESSOR                           600.35              499.00     1,099.35                      499.00
          ELEC EQUIP - OSCILLOSCOPE                             684.89              569.27     1,254.16                      569.27
          ELEC EQUIP - ADDITIONAL COMPUTER MEMORY               146.30              121.60       267.90                      121.60
          ELEC EQUIP - PARTS SCALE                              204.53              170.00       374.53                      170.00
          ELEC EQUIP - 2-ZOOM STEREO MICROSCOPES                446.35              371.00       817.35                      371.00
           - LOOSE PARTS FEEDER                                 399.69              264.26       663.95                      264.26
           - LEAD PROCESSOR                                     245.30              162.18       407.48                      162.18
           - REEL HOLDER                                         34.79               23.00        57.79                       23.00
           - HP LASER JET PRINTER                               467.83              309.31       777.14                      309.31
           - CONTACT SERVICE CALL                               363.00              240.00       603.00                      240.00
           - AVEX                                               211.75              140.00       351.75                      140.00
           - NU/ERA WAVE SOLDER MACHINE - COP #1             11,831.47            7,822.48    19,653.95                    7,822.48
           - QUAD SCREEN PRINTER - COP #2                    11,621.35            7,683.56    19,304.91                    7,683.56
           - WORK STATIONS AND SLIDE-LINE - COP #3            2,222.51            1,469.43     3,691.94                    1,469.43
           - INCLINE FEEDER CONVEYOR - COP #4                 1,094.38              723.56     1,817.94                      723.56
           - CM5000 WAVE UNLOAD BELT - COP #4                 1,815.00            1,200.00     3,015.00                    1,200.00
           - Q CORP MASS LEAD TRIMMER                           318.04              212.00       530.04                      212.00

-----------------------------------------------------------------------------------------------------------------------
  ASSET                                                        ACC DEPR      WRITE     CURRENT     ACC DEPR      BOOK
   NO.                    DESCRIPTION                            35795        OFF       DEPR.        36160       VALUE
-----------------------------------------------------------------------------------------------------------------------

          ELECTRIC WORK                                        3,675.14       802.86       0.00     4,478.00       0.00
          EASTERN ELEC - CONVEYOR SYSTEM                       3,525.77       281.23       0.00     3,807.00       0.00
          EASTERN ELEC - WAVE SOLDERER                             0.00                    0.00         0.00       0.00
          EASTERN ELEC - WAVE SOLDER                          18,522.55     1,477.45       0.00    20,000.00       0.00
          EASTERN ELEC - PREP EQUIPMENT                          833.51        66.49       0.00       900.00       0.00
          REFLOW OVEN                                         12,707.40     1,013.60       0.00    13,721.00       0.00
          POWER SUPPLY                                           877.02        69.96       0.00       947.00       0.00
          WAVE SOLDER CONNECTION                              11,183.02       891.96       0.00    12,075.00       0.00
          MULTIMOD(DOWN PAYMENT)                              11,576.60       923.40       0.00    12,500.00       0.00
          AIR COMPRESSOR TANK                                  2,449.59       195.41       0.00     2,645.00       0.00
          BUILDING SUPPLIES                                       73.91         8.09       0.00        82.00       0.00
          CONVEYORS AND FEEDERS                                6,487.51       517.49       0.00     7,005.00       0.00
          GENRAD PC BOARD TESTER - DOWN PAYMENT               10,260.00                1,140.00    11,400.00       0.00
          ELEC EQUIP - BRUCE RIENDEAU                            999.00                  111.00     1,110.00       0.00
          ELEC EQUIP - BOARD HOLDER                            1,350.00                  150.00     1,500.00       0.00
          ELEC EQUIP - HEPCO PREP SET                          2,380.50                  264.50     2,645.00       0.00
          ELEC EQUIP - GENRAD PCB TEST (FINAL PAY)             6,840.00                  760.00     7,600.00       0.00
          ELEC EQUIP - MULTI-MOD(FINAL PAYMENT)               11,250.00                1,250.00    12,500.00       0.00
          ELEC EQUIP - VCD SURFACE MOUNT MACHINE              29,700.00                3,300.00    33,000.00       0.00
          ELEC EQUIP - DISPENSOR                               9,000.00                1,000.00    10,000.00       0.00
          ELEC EQUIP - SEQUENCER                              21,600.00                2,400.00    24,000.00       0.00
          ELEC EQUIP - O TEST INC.                             1,125.00                  125.00     1,250.00       0.00
          ELEC EQUIP - ADJ., FRT TO CAP (LINE ITEM 22)         3,576.60                  397.40     3,974.00       0.00
          CAPITILIZED SALES TAX                               13,096.80                1,455.20    14,552.00       0.00
          ELEC EQUIP - FHP 4000 W/FEEDERS                     22,500.00                2,500.00    25,000.00       0.00
          ELEC EQUIP - BGK REFLOW OVEN                         9,000.00                1,000.00    10,000.00       0.00
          ELEC EQUIP - COMPUTER ACCESSORIES                    1,194.61                  132.60     1,327.22       0.00
          ELEC EQUIP - BURN-IN ROOM                            2,496.87                  277.14     2,774.02       0.00
-----------------------------------------------------------------------------------------------------------------------
          ELEC EQUIP - ADJ., SALE OF MACHINE                     960.93       239.07     300.00     1,260.93       0.00
-----------------------------------------------------------------------------------------------------------------------
          ELEC EQUIP - AIR COMPRESSOR                          1,598.35                  499.00     2,097.35     397.65
          ELEC EQUIP - OSCILLOSCOPE                            1,823.43                  569.27     2,392.71     453.66
          ELEC EQUIP - ADDITIONAL COMPUTER MEMORY                389.50                  121.60       511.10      96.90
          ELEC EQUIP - PARTS SCALE                               544.53                  170.00       714.53     135.47
          ELEC EQUIP - 2-ZOOM STEREO MICROSCOPES               1,188.35                  371.00     1,559.35     295.65
           - LOOSE PARTS FEEDER                                  928.21                  264.26     1,192.47     128.83
           - LEAD PROCESSOR                                      569.66                  162.18       731.84      79.06
           - REEL HOLDER                                          80.79                   23.00       103.79      11.21
           - HP LASER JET PRINTER                              1,086.45                  309.31     1,395.75     150.79
           - CONTACT SERVICE CALL                                843.00                  240.00     1,083.00     117.00
           - AVEX                                                491.75                  140.00       631.75      68.25
           - NU/ERA WAVE SOLDER MACHINE - COP #1              27,476.43                7,822.48    35,298.91   3,813.49
           - QUAD SCREEN PRINTER - COP #2                     26,988.46                7,683.56    34,672.03   3,745.76
           - WORK STATIONS AND SLIDE-LINE - COP #3             5,161.35                1,469.43     6,630.81     716.36
           - INCLINE FEEDER CONVEYOR - COP #4                  2,541.50                  723.56     3,265.06     352.74
           - CM5000 WAVE UNLOAD BELT - COP #4                  4,215.00                1,200.00     5,415.00     585.00
           - Q CORP MASS LEAD TRIMMER                            742.04                  212.00       954.04     105.96

ACCUMULATED DEPRECIATION ACCT = 1545-0000